As filed with the Securities and Exchange Commission on April 30, 2018
1933 Act File No. 333-212418
1940 Act File No. 811-23167
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____
Post-Effective Amendment No. 6	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 8	[X]
(Check appropriate box or boxes.)

OSI ETF TRUST
(Exact name of Registrant as Specified in Charter)

60 State Street
Suite 700
Boston, MA 02109
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 855-7670

Name and Address of Agent for Service:	With a Copy to:
Connor O'Brien	Michael Mabry, Esq.
60 State Street	Stradley Ronon Stevens & Young, LLP
Suite 700	2005 Market Street, Suite 2600
Boston, MA 02109	Philadelphia, PA 19103

Approximate Date of Proposed Offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 30, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ____ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on ____ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates to only the O'Shares FTSE U.S. Quality Dividend ETF (OUSA), O'Shares FTSE Europe Quality Dividend ETF (OEUR) and O'Shares FTSE Asia Pacific Quality Dividend ETF (OASI).  No other information relating to any other series of the Registrant is amended or superseded hereby.

O'SHARES
INVESTMENTS

Prospectus
O'Shares FTSE U.S. Quality Dividend ETF (OUSA)
O'Shares FTSE Europe Quality Dividend ETF (OEUR)
O'Shares FTSE Asia Pacific Quality Dividend ETF (OASI)

April 30 , 2018
Shares of the Funds are not individually redeemable and may be purchased or redeemed from each Fund in Creation Units only. The purchase and sale prices of individual shares trading on an Exchange may be below, at or above the most recently calculated net asset value ("NAV") for such shares. Individual shares are listed for trading on NYSE Arca, Inc. ("Exchange" or "NYSE Arca").
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Summaries
O'Shares FTSE U.S. Quality Dividend ETF
Investment Objective
The Fund seeks to track the performance (before fees and expenses) of the FTSE US Qual/Vol/Yield Factor 5% Capped Index (the "U.S. Target Index").
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor, such as brokerage commissions for buying and selling securities, are not reflected in the table below.
Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.48%
(1)  Pursuant to a Rule 12b-1 distribution and service plan ("Plan"), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the "Board") of OSI ETF Trust (the "Trust") has not currently approved the commencement of any payments under the Plan.
(2)  Based on estimated amounts for the current fiscal year.

Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:
1 YEAR	3 YEARS
$49	$154

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund's performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.
Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the U.S. Target Index.
The U.S. Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the "Index Provider"). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
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The constituents of the U.S. Target Index are selected from the FTSE USA Index. As of February 28 , 2018, the U.S. Target Index consisted of 144 securities with a market capitalization range of between $ 3 billion and $ 350 billion , with an average market capitalization of $ 58 billion .
The U.S. Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE USA Index that have exposure to the following three factors: 1) quality, 2) low volatility and 3) yield.  The "quality" factor is calculated by combining measures of profitability (return on assets, asset turnover ratio and accruals) and leverage (operating cash flow divided by total debt) .   The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield (the total dividends paid by the company over the previous twelve months divided by its stock price as of the index calculation date).
Each company in the U.S. Target Index is "scored" individually on a scale of 0-1 for each factor. Each of those scores are then multiplied by each other to determine the final combined score for each company. The combined score for each company is then multiplied by its respective market capitalization weight in the FTSE USA Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity and industry) are satisfied, thereby adjusting the final weights in the U.S. Target Index. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The U.S. Target Index's investable universe includes publicly traded real estate investment trusts ("REITs").
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the U.S. Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the U.S. Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the U.S. Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the U.S. Target Index (e.g., where the U.S. Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the U.S. Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the U.S. Target Index from the Fund's portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the U.S. Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.
Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the U.S. Target Index. To the extent that the U.S. Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Fund may invest up to 20% of its total assets in investments not included in the U.S. Target Index, but which FFCM LLC (the "Sub-Adviser") believes will help the Fund track the U.S. Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including exchange-traded fund ("ETF") and other investment company securities, and cash and cash equivalents as substitutes for one or more U.S. Target Index components or in anticipation of changes in the U.S. Target Index's components.
The Index Provider, in consultation with an affiliate of O'Shares Investment Advisers, LLC (the "Adviser"), developed the U.S. Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the U.S. Target Index.
Principal Investment Risks
There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
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Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund ("Authorized Participants"). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value ("NAV") and may face trading halts and/or delisting from the Exchange.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.
Concentration Risk. To the extent that the U.S. Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.
Dividend-Paying Stocks Risk. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund's purchase of such a company's securities.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund's operating expenses may be higher and performance may be lower.
Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the U.S. Target Index. As a result, the Fund expects to hold constituent securities of the U.S. Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
There is no assurance that the Index Provider will compile the U.S. Target Index accurately, or that the U.S. Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the U.S. Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the U.S. Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders. The foregoing risks may be greater for a new index.
Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.
Market Events Risk. The market values of the Fund's investments, and therefore the value of the Fund's shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.  Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy
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changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.
Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.
Multifactor Risk. The U.S. Target Index, and thus the Fund, seeks to achieve specific factor exposures.  There can be no assurance that targeting exposure to such factors will enhance the Fund's performance over time, and targeting exposure to certain factors may detract from performance in some market environments.  There is no guarantee the Index Provider's methodology will be successful in creating an index that achieves the specific factor exposures.
Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Quality Stocks Risk. Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on "quality" equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free "pass-through" of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area within the U.S. or a small number of property types. As a result, the Fund's exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas within the U.S. or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such areas or property types.  REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Sampling Risk.  To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the U.S. Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the U.S. Target Index.  Conversely, a positive development relating to a security in the U.S. Target Index that is not held by the Fund could cause the Fund to underperform the U.S. Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund's shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
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Sector Risk. To the extent the U.S. Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Tracking Error Risk. Tracking error is the divergence of the Fund's performance from that of the U.S. Target Index.  Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the U.S. Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the U.S. Target Index. In addition, the Fund's NAV may deviate from the U.S. Target Index if the Fund fair values a portfolio security at a price other than the price used by the U.S. Target Index for that security.  To the extent the Fund uses a representative sampling strategy to track the U.S. Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.
Volatility Risk. There is a risk that the present and future volatility of a security, relative to the FTSE USA Index, will not be the same as it historically has been and thus that the U.S. Target Index will not be exposed to the less volatile securities in the FTSE USA Index. Volatile stocks are subject to sharp swings in value.
Performance Information
Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.
Management
Investment Adviser: O'Shares Investment Advisers, LLC
Sub-Adviser: FFCM LLC
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund's portfolio:
Employee	Length of Service	Title
William DeRoche, CFA	Since inception	Co-Portfolio Manager
Ronald C. Martin, Jr., CFA	Since inception	Co-Portfolio Manager
Philip Lee, Ph.D.	Since inception	Co-Portfolio Manager

Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
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The Fund's distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.
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O'Shares FTSE Europe Quality Dividend ETF
Investment Objective
The Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index (the "Europe Target Index").
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor, such as brokerage commissions for buying and selling securities, are not reflected in the table below.
Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.48%
(1)  Pursuant to a Rule 12b-1 distribution and service plan ("Plan"), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the "Board") of OSI ETF Trust (the "Trust") has not currently approved the commencement of any payments under the Plan.
(2)  Based on estimated amounts for the current fiscal year.

Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:
1 YEAR	3 YEARS
$49	$154

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund's performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.
Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the Europe Target Index.
The Europe Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in Europe exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the "Index Provider"). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
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The constituents of the Europe Target Index are selected from the FTSE Developed Europe Index. As of February 28 , 2018, the Europe Target Index consisted of 185 securities with a market capitalization range of between $ 3 billion and $ 247 billion , with an average market capitalization of $ 26 billion .
The Europe Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE Developed Europe Index that have exposure to the following three factors:  1) quality, 2) low volatility and 3) yield.  The "quality" factor is calculated by combining measures of profitability (return on assets, asset turnover ratio and accruals) and leverage (operating cash flow divided by total debt) .  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield (the total dividends paid by the company over the previous twelve months divided by its stock price as of the index calculation date).
Each company in the Europe Target Index is "scored" individually on a scale of 0-1 for each factor. Each of those scores are then multiplied by each other to determine the final combined score for each company. The combined score for each company is then multiplied by its respective market capitalization weight in the FTSE Developed Europe Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity, country and industry) are satisfied, thereby adjusting the final weights in the Europe Target Index.  Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Europe Target Index's investable universe includes publicly traded real estate investment trusts ("REITs").
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Europe Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Europe Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Europe Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Europe Target Index (e.g., where the Europe Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Europe Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Europe Target Index from the Fund's portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Europe Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.
Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Europe Target Index and in depositary receipts representing such securities. To the extent that the Europe Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Fund may invest up to 20% of its total assets in investments not included in the Europe Target Index, but which FFCM LLC (the "Sub-Adviser") believes will help the Fund track the Europe Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including exchange-traded fund ("ETF") and other investment company securities, and cash and cash equivalents as substitutes for one or more Europe Target Index components or in anticipation of changes in the Europe Target Index's components.
The Index Provider, in consultation with an affiliate of O'Shares Investment Advisers, LLC (the "Adviser"), developed the Europe Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Europe Target Index.
Principal Investment Risks
There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government
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agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund ("Authorized Participants"). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value ("NAV") and may face trading halts and/or delisting from the Exchange.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.
Concentration Risk. To the extent that the Europe Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.
Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading.
Dividend-Paying Stocks Risk. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund's purchase of such a company's securities.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Europe Risk. Decreasing imports or exports, changes in governmental or European Union (the "EU") regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the EU. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the Fund's portfolio.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund's operating expenses may be higher and performance may be lower.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition,
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the Fund's investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund's returns.
Geographic Concentration Risk. Because the Fund's investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.
Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Europe Target Index. As a result, the Fund expects to hold constituent securities of the Europe Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
There is no assurance that the Index Provider will compile the Europe Target Index accurately, or that the Europe Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Europe Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Europe Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders. The foregoing risks may be greater for a new index.
International Closed Market Trading Risk. Because the Fund's underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.
Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.
Market Events Risk. The market values of the Fund's investments, and therefore the value of the Fund's shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.  Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.
Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.
Multifactor Risk. The Europe Target Index, and thus the Fund, seeks to achieve specific factor exposures.  There can be no assurance that targeting exposure to such factors will enhance the Fund's performance over time, and targeting exposure to certain factors may detract from performance in some market environments.  There is no guarantee the Index Provider's methodology will be successful in creating an index that achieves the specific factor exposures.
Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the
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Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Quality Stocks Risk. Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on "quality" equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free "pass-through" of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, the Fund's exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such areas or property types.  REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Sampling Risk.  To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Europe Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Europe Target Index.  Conversely, a positive development relating to a security in the Europe Target Index that is not held by the Fund could cause the Fund to underperform the Europe Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund's shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Sector Risk. To the extent the Europe Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Tracking Error Risk. Tracking error is the divergence of the Fund's performance from that of the Europe Target Index.  Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the Europe Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Europe Target Index. In addition, the Fund's NAV may deviate from the Europe Target Index if the Fund fair values a portfolio security at a price other than the price used by the Europe Target Index for that security.  To the extent the Fund uses a representative sampling strategy to track the Europe Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.
Volatility Risk. There is a risk that the present and future volatility of a security, relative to the FTSE Developed Europe Index, will not be the same as it historically has been and thus that the Europe Target Index will not be exposed to the less volatile securities in the FTSE Developed Europe Index. Volatile stocks are subject to sharp swings in value.
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Performance Information
Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.
Management
Investment Adviser: O'Shares Investment Advisers, LLC
Sub-Adviser: FFCM LLC
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund's portfolio:
Employee	Length of Service	Title
William DeRoche, CFA	Since inception	Co-Portfolio Manager
Ronald C. Martin, Jr., CFA	Since inception	Co-Portfolio Manager
Philip Lee, Ph.D.	Since inception	Co-Portfolio Manager

Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund's distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.
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O'Shares FTSE Asia Pacific Quality Dividend ETF
Investment Objective
The Fund seeks to track the performance (before fees and expenses) of the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index (the "AP Target Index").
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor, such as brokerage commissions for buying and selling securities, are not reflected in the table below.
Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.48%
(1)  Pursuant to a Rule 12b-1 distribution and service plan ("Plan"), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the "Board") of OSI ETF Trust (the "Trust") has not currently approved the commencement of any payments under the Plan.
(2)  Based on estimated amounts for the current fiscal year.

Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:
1 YEAR	3 YEARS
$49	$154

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund's performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.
Principal Investment Strategies
The Fund seeks to track the performance (before fees and expenses) of the AP Target Index.
The AP Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the "Index Provider"). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
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The constituents of the AP Target Index are selected from the FTSE Developed Asia Pacific Index. As of February 28 , 2018 , the AP Target  Index consisted of 294 securities with a market capitalization range  of between $ 380 million and $ 261 billion , with an average market capitalization of $ 12 billion .
The AP Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE Developed Asia Pacific Index that have exposure to the following three factors:  1) quality, 2) low volatility and 3) yield.  The "quality" factor is calculated by combining measures of profitability (return on assets, asset turnover ratio and accruals) and leverage (operating cash flow divided by total debt) .  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield (the total dividends paid by the company over the previous twelve months divided by its stock price as of the index calculation date).
Each company in the AP Target Index is "scored" individually on a scale of 0-1 for each factor. Each of those scores are then multiplied by each other to determine the final combined score for each company. The combined score for each company is then multiplied by its respective market capitalization weight in the FTSE Developed Asia Pacific Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity, country and industry) are satisfied, thereby adjusting the final weights in the AP Target Index. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The AP Target Index's investable universe includes publicly traded real estate investment trusts ("REITs").
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the AP Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the AP Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the AP Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the AP Target Index (e.g., where the AP Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the AP Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the AP Target Index from the Fund's portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the AP Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.
Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the AP Target Index and in depositary receipts representing such securities. To the extent that the AP Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Fund may invest up to 20% of its total assets in investments not included in the AP Target Index, but which FFCM LLC (the "Sub-Adviser") believes will help the Fund track the AP Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including exchange-traded fund ("ETF") and other investment company securities, and cash and cash equivalents as substitutes for one or more AP Target Index components or in anticipation of changes in the AP Target Index's components.
The Index Provider, in consultation with an affiliate of O'Shares Investment Advisers, LLC (the "Adviser"), developed the AP Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the AP Target Index.
Principal Investment Risks
There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government
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agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve additional risks that are specific to the Asia-Pacific region. For example, some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices. Other Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.

To the extent that the AP Target Index is concentrated in companies in particular countries in the Asia-Pacific region, the Fund's performance may be closely tied to social, political, and economic conditions in those countries. Such risks include the following:

Australia Risk. The Australian economy relies heavily on international trade with key trading partners, including China, the European Union, Japan and the United States. The Australian economy may be impacted by economic conditions in these other countries. In addition, the agricultural and mining sectors comprise a significant portion of the Australian economy. Australia is therefore subject to risks of fluctuations in commodity prices.

Japan Risk. The Japanese market can experience significant volatility due to exchange rates, social, political, regulatory, economic or environmental events and natural disasters, which may occur in Japan. The Japanese economy has in the past been negatively affected at times by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, and changes to fiscal, monetary, or trade policies, may adversely affect the Japanese markets. A significant portion of Japan's trade is conducted with developing nations, almost all of which are in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund ("Authorized Participants"). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value ("NAV") and may face trading halts and/or delisting from the Exchange.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.
Concentration Risk. To the extent that the AP Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.
Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading.
Dividend-Paying Stocks Risk. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund's purchase of such a company's securities.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund with exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
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ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund's operating expenses may be higher and performance may be lower.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund's investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund's returns.
Geographic Concentration Risk. Because the Fund's investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.
Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the AP Target Index. As a result, the Fund expects to hold constituent securities of the AP Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
There is no assurance that the Index Provider will compile the AP Target Index accurately, or that the AP Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the AP Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the AP Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders. The foregoing risks may be greater for a new index.
International Closed Market Trading Risk. Because the Fund's underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.
Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.
Market Events Risk. The market values of the Fund's investments, and therefore the value of the Fund's shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.  Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.
Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities during market
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downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.
Multifactor Risk. The AP Target Index, and thus the Fund, seeks to achieve specific factor exposures.  There can be no assurance that targeting exposure to such factors will enhance the Fund's performance over time, and targeting exposure to certain factors may detract from performance in some market environments.  There is no guarantee the Index Provider's methodology will be successful in creating an index that achieves the specific factor exposures.
Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Quality Stocks Risk. Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on "quality" equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free "pass-through" of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, the Fund's exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such areas or property types.  REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Sampling Risk.  To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the AP Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the AP Target Index.  Conversely, a positive development relating to a security in the AP Target Index that is not held by the Fund could cause the Fund to underperform the AP Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund's shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Sector Risk. To the extent the AP Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
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Tracking Error Risk. Tracking error is the divergence of the Fund's performance from that of the AP Target Index.  Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the AP Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the AP Target Index. In addition, the Fund's NAV may deviate from the AP Target Index if the Fund fair values a portfolio security at a price other than the price used by the AP Target Index for that security.  To the extent the Fund uses a representative sampling strategy to track the AP Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.
Volatility Risk. There is a risk that the present and future volatility of a security, relative to the FTSE Developed Asia Pacific Index, will not be the same as it historically has been and thus that the AP Target Index will not be exposed to the less volatile securities in the FTSE Developed Asia Pacific Index. Volatile stocks are subject to sharp swings in value.
Performance Information
Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.
Management
Investment Adviser: O'Shares Investment Advisers, LLC
Sub-Adviser: FFCM LLC
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund's portfolio:
Employee	Length of Service	Title
William DeRoche, CFA	Since inception	Co-Portfolio Manager
Ronald C. Martin, Jr., CFA	Since inception	Co-Portfolio Manager
Philip Lee, Ph.D.	Since inception	Co-Portfolio Manager

Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund's distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
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If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.
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More Information About the Funds
More Information About the Funds' Investment Objectives
Each Fund seeks to track the performance (before fees and expenses) of its target index ("Target Index"). Each Fund's investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days' notice to shareholders.
More Information About the Funds' Principal Investment Strategies
O'Shares FTSE U.S. Quality Dividend ETF
The Fund seeks to track the performance (before fees and expenses) of its Target Index.
The Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined the Index Provider. The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
The constituents of the Target Index are selected from the FTSE USA Index. As of February 28, 2018 , the Target Index consisted of 144 securities with a market capitalization range of between $ 3 billion and $ 350 billion , with an average market capitalization of $ 58 billion .
The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE USA Index that have exposure to the following three factors: 1) quality, 2) low volatility and 3) yield.  The "quality" factor is calculated by combining measures of profitability (return on assets, asset turnover ratio and accruals) and leverage (operating cash flow divided by total debt) .  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield (the total dividends paid by the company over the previous twelve months divided by its stock price as of the index calculation date).
Each company in the Target Index is "scored" individually on a scale of 0-1 for each factor. Each of those scores are then multiplied by each other to determine the final combined score for each company. The combined score for each company is then multiplied by its respective market capitalization weight in the FTSE USA Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity and industry) are satisfied, thereby adjusting the final weights in the Target Index. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index's investable universe includes publicly traded REITs.
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund's portfolio in order to create a more tradable portfolio and improve arbitrage opportunities.
To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity
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concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund's portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund's portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.
Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index's components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index.  The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.
The Index Provider, in consultation with an affiliate of the Adviser, developed the Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index.  The Target Index is unmanaged and cannot be invested in directly.
O'Shares FTSE Europe Quality Dividend ETF
The Fund seeks to track the performance (before fees and expenses) of its Target Index.
The Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in Europe exhibiting high quality, low volatility and high dividend yields, as determined by the Index Provider. The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
The constituents of the Target Index are selected from the FTSE Developed Europe Index. As of February 28 , 2018, the Target Index consisted of 185 securities with a market capitalization range of between $ 3 billion and $ 247 billion , with an average market capitalization of $ 26 billion .
The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE Developed Europe Index that have exposure to the following three factors:  1) quality, 2) low volatility and 3) yield.  The "quality" factor is calculated by combining measures of profitability (return on assets, asset turnover ratio and accruals) and leverage (operating cash flow divided by total debt) .  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield (the total dividends paid by the company over the previous twelve months divided by its stock price as of the index calculation date).
Each company in the Target Index is "scored" individually on a scale of 0-1 for each factor. Each of those scores are then multiplied by each other to determine the final combined score for each company. The combined score for each company is then multiplied by its respective market capitalization weight in the FTSE Developed Europe Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity, country and industry) are satisfied, thereby adjusting the final weights in the Target Index.  Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index's investable universe includes publicly traded REITs.
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As of February 28, 2018 , the Target Index included the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund's portfolio in order to create a more tradable portfolio and improve arbitrage opportunities.
To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund's portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund's portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.
Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index and in depositary receipts representing such securities. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index's components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.
The Index Provider, in consultation with an affiliate of the Adviser, developed the Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index.  The Target Index is unmanaged and cannot be invested in directly.
O'Shares FTSE Asia Pacific Quality Dividend ETF
The Fund seeks to track the performance (before fees and expenses) of its Target Index.
The Target Index is designed to reflect the performance of publicly-listed large capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region exhibiting high quality, low volatility and high dividend yields, as determined by the Index Provider. The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
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The constituents of the Target Index are selected from the FTSE Developed Asia Pacific Index. As of February 28 , 2018, the Target Index consisted of 294 securities with a market capitalization range of between $ 380 million and $ 261 billion , with an average market capitalization of $ 12 billion .
The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE Developed Asia Pacific Index that have exposure to the following three factors:  1) quality, 2) low volatility and 3) yield.  The "quality" factor is calculated by combining measures of profitability (return on assets, asset turnover ratio and accruals) and leverage (operating cash flow divided by total debt) .  The "low volatility" factor is calculated using the standard deviation of five years of weekly local total returns.  The "yield" factor is calculated using the company's twelve month trailing dividend yield (the total dividends paid by the company over the previous twelve months divided by its stock price as of the index calculation date).
Each company in the Target Index is "scored" individually on a scale of 0-1 for each factor. Each of those scores are then multiplied by each other to determine the final combined score for each company. The combined score for each company is then multiplied by its respective market capitalization weight in the FTSE Developed Asia Pacific Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors.  Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity, country and industry) are satisfied, thereby adjusting the final weights in the Target Index. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index's investable universe includes publicly traded REITs.
As of February 28 , 2018, the Target Index included the following countries: Australia, Hong Kong, Japan, New Zealand, Singapore and South Korea.
The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund's portfolio in order to create a more tradable portfolio and improve arbitrage opportunities.
To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund's portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund's portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.
Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index and in depositary receipts representing such securities. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.
The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index's components. There may also be instances in which the Sub-Adviser may choose to overweight
23

securities in the Target Index.  The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.
The Index Provider, in consultation with an affiliate of the Adviser, developed the Target Index methodology. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index.  The Target Index is unmanaged and cannot be invested in directly.
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More Information about the Funds' Principal Investment Risks
Risks	O'Shares FTSE U.S. Quality Dividend ETF	O'Shares FTSE Europe Quality Dividend ETF	O'Shares FTSE Asia Pacific Quality Dividend ETF
Principal Risks
Asia-Pacific Risk			X
Australia Risk			X
Japan Risk			X
Authorized Participants Concentration Risk	X	X	X
Cash and Cash Equivalents Risk	X	X	X
Concentration Risk……	X	X	X
Depositary Receipts Risk		X	X
Dividend-Paying Stocks Risk	X	X	X
Equity Investing Risk	X	X	X
ETFs and Other Investment Companies Risk	X	X	X
Europe Risk		X
Foreign Investment Risk		X	X
Geographic Concentration Risk		X	X
Index-Related Risk	X	X	X
International Closed Market Trading Risk		X	X
Large Capitalization Securities Risk	X	X	X
Liquidity Risk	X	X	X
Market Events Risk	X	X	X
Mid-Capitalization Securities Risk .	X	X	X
Multifactor Risk……………...	X	X	X
Premium-Discount Risk……...	X	X	X
Quality Stocks Risk…………..	X	X	X
REIT Risk	X	X	X
Sampling Risk	X	X	X
Secondary Market Trading Risk	X	X	X
Sector Risk	X	X	X
Tracking Error Risk	X	X	X
Volatility Risk	X	X	X

References to the Adviser include the Sub-Adviser for purposes of these Principal Investment Risks.
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Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries can impact these economies. To the extent that the AP Target Index is concentrated in companies in particular countries in the Asia-Pacific region, the Fund's performance may be closely tied to social, political, and economic conditions in those countries. Such risks include the following:

Australia Risk. The Australian economy relies heavily on international trade with key trading partners, including China, the European Union, Japan, and the United States. The Australian economy may be impacted by economic conditions, currency fluctuations, and trade policies in these other countries. In addition, the agricultural and mining sectors comprise a significant portion of the Australian economy. Australia is therefore subject to risks of fluctuations in commodity prices. Portions of Australia are prone to natural disasters, which may disproportionately affect Australia's principal industries.

Japan Risk. The economy, industries, and securities and currency markets of Japan may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia's other low-cost emerging economies, political and social instability, regional and global conflicts, and natural disasters.

As an export-driven economy, the economy of Japan is affected by developments in the economies of its principal trading partners. A significant portion of Japan's trade is conducted with emerging market countries, almost all of which are located in East and Southeast Asia, and Japan can be affected by conditions in these other countries and currency fluctuations. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The volume of Japanese exports has caused trade tensions with its trading partners in the past. Any developments that adversely impact Japan's exports may adversely affect the Japanese markets.

Japan has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Japanese economy.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund ("Authorized Participants"). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.
Concentration Risk. To the extent that the Fund's Target Index is concentrated in a particular sector, industry or group of industries, the Fund is also expected to be concentrated in that sector or industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of the Fund's shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors or industries. An individual sector, industry or group of industries may have above-average performance during particular periods, but may also move up and down more than the
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broader market. The Fund's performance could also be affected if the sectors or industries do not perform as expected.
Depositary Receipts Risk. The Fund's investments in foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs, EDRs, and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs are designed for use in European securities markets. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and may be more volatile. Distributions paid to holders of depositary receipts, such as the Fund, may be subject to a fee charged by the depositary.  Depositary receipts may be "sponsored" or "unsponsored" and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. The Fund's investments may also include ADRs, GDRs and EDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. The Adviser will determine the liquidity of these investments pursuant to guidelines established by the Board. If a particular investment in such ADRs, GDRs or EDRs is deemed illiquid, that investment will be included within the Fund's limitation on investments in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell these types of ADRs, GDRs or EDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Also, the Fund may have limited voting rights and investment restrictions in certain countries may adversely impact the value of the depositary receipt. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt.
Dividend-Paying Stocks Risk. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund's ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth. Also, a company may reduce or eliminate its dividend after the Fund has gained exposure to such a company's securities.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding or having exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.
ETFs and Other Investment Companies Risk. The risks of investing in securities of other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment company invests.
When a Fund invests in these securities, shareholders of the Fund bear their proportionate share of the fees and expenses of the investment company, as well as their share of the Fund's fees and expenses. As a result, a Fund's investment in an investment company could cause the Fund's operating expenses to be higher and performance to be lower.
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Through its investments in investment companies, a Fund may be indirectly exposed to additional risks. Derivatives used by an investment company in which a Fund may invest may cause it to become leveraged, allowing it to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain investment companies may segregate liquid assets to cover the market value of their obligations under the derivatives, this will not prevent losses of amounts in excess of the segregated assets. Other investment companies may not employ any risk management procedures at all, leading to even greater losses.

Europe Risk. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels in several European countries, including Greece, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the EU.  The economy and currency of the United Kingdom may be negatively impacted by changes to its economic and political relations with the EU. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the Fund's portfolio, and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London's economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the economy and currency of the United Kingdom may be negatively impacted by changes to its economic and political relations with the EU

The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Foreign Investment Risk. The Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in ADRs, EDRs or GDRs, are subject to special risks, including the following:
Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund's securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell Fund shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by
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foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions, may, without prior warning, lead to government intervention and the imposition of "capital controls" or expropriation or nationalization of assets. The possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions, might adversely affect an investment in foreign securities. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets within or out of a jurisdiction. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.
Currency Risk. The Fund's NAV is determined on the basis of U.S. dollars; therefore, unless perfectly hedged, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad. Changes in foreign currency exchange rates may affect the NAV of the Fund and the price of the Fund's shares. Devaluation of a currency by a country's government or banking authority would have a significant impact on the value of any investments denominated in that currency.
Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the Fund's investments to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests or to which it has exposure. With respect to certain countries, there is the possibility of the default or threat of default by a country on its sovereign debt. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
Geographic Concentration Risk. Because the Fund's investments may be concentrated in a particular geographic region or country, the value of a Fund's shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.
Index-Related Risk. The Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities in the Target Index. The Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Fund may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.
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The Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Target Index as published by the Index Provider. There is no assurance that the Target Provider or any agents that may act on its behalf will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Target Index or its related data, and they do not guarantee that the Target Index will be in line with the Index Provider's methodology. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund's Target Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Target Index's other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider's or others' errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider's or others' errors will be borne by the Fund and its shareholders. The foregoing risks may be greater for a new index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Target Index in order, for example, to correct an error in the selection of index constituents. When the Target Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund's portfolio and the Target Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Target Index may increase the costs and the tracking error risk of the Fund.
International Closed Market Trading Risk. Because the Fund's underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.
Large Capitalization Securities Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.
Liquidity Risk. Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.
Market Events Risk. The market values of the Fund's investments, and therefore the value of the Fund's shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.  The value of the Fund's investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally.  The value of the Fund's
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investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry.
Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent the Fund experiences disruption in the creation/redemption process of the Fund because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund's performance.
Mid-Capitalization Securities Risk. Investing in securities of medium capitalization issuers involves greater risk than customarily is associated with investing in larger, more established companies. These issuer's securities may be more volatile and less liquid than those of more established issuers. These securities may have returns that vary, sometimes significantly, from the overall securities market. Medium capitalization issuers are sometimes more dependent on key personnel or limited product lines than larger, more diversified issuers. Often, medium capitalization issuers and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures.  There can be no assurance that targeting exposure to such factors will enhance the Fund's performance over time, and targeting exposure to certain factors may detract from performance in some market environments.  There is no guarantee the Index Provider's methodology will be successful in creating an index that achieves the specific factor exposures.
Premium-Discount Risk. Although it is expected that the market price of Fund shares typically will approximate its NAV, there may be times when the market price and the NAV differ.  Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares on the secondary market. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.
Quality Stocks Risk. Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on "quality" equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in or exposure to REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free "pass-through" of net investment income and net realized capital gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in or exposure to REITs may be subject to volatility. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such areas or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Sampling Risk.  To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund
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could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the "bid" price) and the price at which an investor is willing to sell shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund's shares have more trading volume and market liquidity and higher if the Fund's shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
Although the Fund's shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. Further, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
During a "flash crash," the market prices of the Fund's shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund's shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Tracking Error Risk. Tracking error is the divergence of the Fund's performance from that of its Target Index.  The Fund's return may not match the return of the Target Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund's securities holdings to reflect changes in the composition of the Target Index. Because the Target Index's components are reconstituted on an annual basis, the Fund's costs associated with reconstitution may be greater than those incurred by other ETFs that track indices whose composition changes less frequently. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund's NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security.  In addition, to the extent the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs from the aggregate performance of all of the securities comprising the Target Index.
Volatility Risk. There is a risk that the present and future volatility of a security, relative to the underlying FTSE index, will not be the same as it has historically been, and thus that the Target Index will not exposed to the less volatile securities in the underlying FTSE index universe. Volatile stocks are subject to sharp swings in value.
Other Information
Exclusion of Adviser from Commodity Pool Operator ("CPO") Definition.  With respect to each Fund, the Adviser has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act ("CEA") and the rules of the Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC
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registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Funds' statement of additional information ("SAI"). Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion at this time, the Funds will limit their investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Funds, their investment strategies or this Prospectus.
Investment Advisory Services
Investment Adviser and Sub-Adviser
O'Shares Investment Advisers, LLC ("Adviser") acts as the Funds' investment adviser pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). The Adviser is a Delaware limited liability company with its principal offices located at 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada). The Adviser was founded in 2016.
FFCM LLC ("Sub-Adviser") acts as the Funds' sub-adviser pursuant to an investment sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement").  The Sub-Adviser, an indirect majority-owned subsidiary of AGF Management Limited, is a Delaware limited liability company with its principal offices located at 53 State Street, Suite 1308, Boston, MA 02109.
Pursuant to the Advisory Agreement, the Adviser has the overall responsibility for the Funds' investment program. The Adviser, on behalf of each Fund, has entered into a Sub-Advisory Agreement with the Sub-Adviser.  The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Target Index, subject to the overall supervision and oversight of the Adviser and the Board.  The Adviser oversees the Sub-Adviser for compliance with the Funds' investment objective, policies, strategies and restrictions.  The Board of Trustees supervises and oversees the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.
Pursuant to the Advisory Agreement, each Fund pays the Adviser the management fee for its services payable on a monthly basis at the annual rate of 0.48%, based on the average daily net assets of the Fund.
Pursuant to the Sub-Advisory Agreement, the Adviser compensates the Sub-Adviser out of the management fees it receives from the Funds.
Under the Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Funds, except for (i) the management fee, (ii) payments under the Funds' Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses.
A discussion regarding the basis for the Board's approval of the Advisory Agreement and Sub-Advisory Agreement for each Fund will be available in the Funds' first report to shareholders.
Portfolio Managers
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The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.
William DeRoche, CFA
Prior to joining the Sub-Adviser, Mr. DeRoche was a Vice President at State Street Global Advisors ("SSgA") and was the head of the firm's U.S. Enhanced Equities team from 2003 to 2010. His focus was on U.S. strategies, as well as providing quantitative research on SSgA's stock ranking models and portfolio construction. During Mr. DeRoche's time at SSgA, the Global Enhanced Equities team grew to over $100 billion in assets. Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments. Mr. DeRoche has been working in the investment management field since 1995. William holds a Bachelor of Science degree in Electrical Engineering from the United States Naval Academy and a Master of Business Administration degree from the Amos Tuck School of Business Administration at Dartmouth College. He also earned the Chartered Financial Analyst designation.

Ronald C. Martin, Jr., CFA
Prior to joining the Sub-Adviser, Mr. Martin was a Vice President at SSgA and a Senior Portfolio Manager in the firm's Global Enhanced Equities group from 2001 to 2010. He provided quantitative research and portfolio management for multiple investment strategies. During Mr. Martin's time at SSgA, the Global Enhanced Equities team grew from $3 billion in assets to  over $100 billion. Prior to joining SSgA in 2001, Mr. Martin was an equity analyst at SunTrust Equitable Securities where he covered technology companies. Mr. Martin has worked in the investment industry since 1993. Mr. Martin earned his Bachelor of Arts degree in Economics from Colby College and his Master of Business Administration degree in Finance from Georgetown University. He also earned the Chartered Financial Analyst designation.

Philip Lee, Ph.D.
Prior to joining the Sub-Adviser, Mr. Lee was an equity strategist at Platinum Grove Asset Management LP from 2005 to 2008 responsible for supervising electronic trade execution, automating trade operations and building out systems infrastructure. Prior to that role, he co-managed statistical arbitrage strategies in the Japanese Equity Market. Previously, Mr. Lee was Director of Development at Principia Capital Management, LLC from 2002 to 2005, a statistical arbitrage hedge fund, where he developed the firm's quantitative research and trading platforms. Prior to joining Principia, Mr. Lee was a Vice President in Goldman Sachs' Fixed Income Derivatives Unit from 1992 to 2000. Mr. Lee holds engineering degrees from the University of Pennsylvania (Ph.D.) and The Cooper Union.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

Manager of Managers Structure
The Adviser and the Trust may seek an exemptive order from the SEC that would allow the Funds to operate in a "manager of managers" structure whereby the Adviser, as the Fund's investment adviser, could appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the "Manager of Managers Structure"). The Funds would , however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order would provide the Funds with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.
The use of the Manager of Managers Structure with respect to the Funds would be subject to certain conditions that would be set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser would have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser would also, subject to the review and approval of the Board: set the Fund's overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund's investment objective, policies and restrictions. Subject to the review of the Board, the Adviser would allocate
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and, when appropriate, reallocate the Fund's assets among sub-advisers and monitor and evaluate the sub-advisers' performance.
Information Regarding Exchange-Traded Funds
Each Fund is an ETF. An ETF is an investment company that offers shares that are listed on a U.S. securities exchange. Because they are listed on an exchange, shares of ETFs can be traded throughout the day on that exchange at market-determined prices.
Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the NAV of such shares. ETF shares, by contrast, cannot be purchased from or redeemed with the issuing fund at NAV except by or through Authorized Participants, and then only in large blocks of shares called "Creation Units," usually in exchange for an in-kind basket of securities.  In order to be an "Authorized Participant," you must be either a broker-dealer or other participant in the Continuous Net Settlement System ("Clearing Process") of the National Securities Clearing Corporation ("NSCC") or a participant in The Depository Trust Company ("DTC") with access to the DTC system, and you must execute an agreement with the Fund's distributor that governs transactions in the Fund's Creation Units.
NAV is calculated once a day at the close of trading on the New York Stock Exchange ("NYSE") and reflects a Fund's total assets, less its liabilities, divided by the number of shares it has outstanding. Transactions in traditional mutual fund shares are typically effected at the NAV next determined after receipt of the transaction order, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor's order will be priced at that Fund's NAV determined as of the close of trading of the NYSE. Traditional mutual fund shares may be purchased from a fund directly by the shareholder or through a financial intermediary.
In contrast, investors can purchase and sell ETF shares on a secondary market through a broker. Secondary market transactions may not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF shares and on changes in the prices of the ETF's portfolio holdings. Accordingly, an investor may pay more (or receive less) than NAV when the investor purchases (or sells) Fund shares on the secondary market. Shareholders will also incur typical brokerage and transaction costs when buying or selling ETF shares on the secondary market. An organized secondary market is expected to exist for the Funds' shares because Fund shares are listed for trading on the Exchange. It is possible, however, that an active trading market in Fund shares may not be maintained.
Pricing Fund Shares
The NAV of each Fund's shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.
The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
The approximate value of shares of each Fund, known as the intraday indicative value ("IIV"), will be disseminated every fifteen seconds throughout the trading day by ICE Data Indices, LLC or its agents or by other information providers or market data vendors. The IIV is based on the estimated market value of the Fund Deposit (the in-kind creation basket and cash component necessary to purchase a Creation Unit from a Fund) and any short positions. The IIV does not necessarily reflect the precise composition of the current portfolio of investments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. The IIV should not be viewed as a "real-time" update of the NAV because the IIV may not be calculated in the same manner as the NAV, which is computed once a day. The IIV is generally determined by using current market trades and/or price quotations obtained from exchanges on which trades in the relevant securities held by the Fund are executed and reported. The Funds, Adviser, Sub-Adviser and their affiliates are not involved in, or responsible for, the calculation or dissemination of the IIVs and make no warranty as to their accuracy.
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If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Units.
When calculating the NAV of the Funds' shares, securities held by the Funds are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. OTC securities and instruments are generally valued using prices provided by a third party pricing service. Any Fund assets denominated in currencies other than the U.S. dollar are generally translated into the U.S. dollar at the prevailing market rates provided by a third party pricing service. Use of a rate different from the rate used by a Target Index may adversely affect a Fund's ability to track its Target Index.
When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. The Funds also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which the security is traded. Valuing the Funds' investments using fair value pricing may result in using prices for those investments that may differ from current market valuations. The Board has delegated to a Valuation Committee the authority to determine fair value prices, pursuant to policies and procedures the Board has established. Certain market valuations could result in a difference between the prices used to calculate each Fund's NAV and the prices used by each Fund's Target Index, which, in turn, could result in a difference between a Fund's performance and the performance of its Target Index.
Shareholder Information
Shares of the Funds trade on exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on an exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the "spread," which is the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Funds varies over time based on the Funds' trading volumes and market liquidity, and is generally lower if the Funds have a lot of trading volume and market liquidity and higher if the Funds have little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return.
Shares of the Funds may be acquired or redeemed directly from the Funds only in Creation Units or multiples thereof. The Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Premium/Discount Information
Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds during the most recently completed calendar year and the most recently completed calendar quarters will be available at www.oshares.com. Any such information represents past performance and cannot be used to predict future results.
Certain Legal Risks
Because Fund shares may be issued on an ongoing basis, a "distribution" of Fund shares could occur at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a
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participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the "Securities Act"). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.
Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Fund shares, whether or not participating in the distribution of Fund shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Fund shares are issued by a registered investment company, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act, except as permitted by an SEC exemptive order granted to the Funds that allows registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.
The Adviser reserves the right to reject any purchase request at any time, for any reason, and without notice. The Funds can stop offering Creation Units and may postpone payment of redemption proceeds at times when the Exchange is closed, when trading on the Exchange is suspended or restricted, for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of NAV is not reasonably practicable, or under any circumstances as is permitted by the SEC.
Legal Restrictions on Transactions in Certain Securities
An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Funds' discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the in-kind basket of securities applicable to the purchase of a Creation Unit.
Creations and redemptions of Fund shares are subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act. The Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or a Fund could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the Fund invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an in-kind basket of securities may be paid an equivalent amount of cash. An Authorized Participant that is not a qualified institutional buyer ("QIB") as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
Frequent Trading
The Board has evaluated the risks of market timing activities by the Funds' shareholders. The Board noted that a Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Funds' shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the
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realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective. However, the Board noted also that direct trading by Authorized Participants is critical to ensuring that the Funds' shares trade at or close to NAV. The Funds also may employ fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.
The Adviser will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
Portfolio Holdings Information
Each Fund's portfolio holdings as of the time the Fund calculates its NAV are disclosed daily at www.oshares.com at or before the opening of trading on the Exchange the following day. In addition, the deposit securities and fund securities that should be delivered in exchange for purchases and redemptions of Creation Units are publicly disseminated daily via the NSCC. A description of the Funds' other policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.
Distribution and Service Plan
Each Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with Foreside Fund Services, LLC (the "Distributor").
No Rule 12b-1 fees are currently paid by any Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in a Fund and may cost you more than paying other types of sales charges.
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Dividends and Distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Fund shareholders are entitled to their share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions." Each Fund typically earns income dividends from stocks and income from fixed income securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities or buys back shorted securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."
The Fund intends to pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Dividends may be declared and paid more frequently to improve a Fund's tracking of its Target Index or to comply with the distribution requirements of the Code.
At the time you purchase your Fund shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."
Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.
Distributions in cash may be reinvested automatically in additional shares only if the broker through which the shares were purchased makes such an option available.
The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by shareholders for reinvestment of their cash proceeds, but certain individual brokers may make a dividend reinvestment service available to their clients. If this service is available and used, distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Fund distributions of income and realized gains are taxable to you whether paid in cash or reinvested in Fund shares.
Taxes
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as capital assets within the meaning of the Code and does not hold shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in shares of a Fund to shareholders holding shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.
As with any investment, you should consider how your investment in shares of the Funds will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-advantaged arrangement, such as an individual retirement plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your shares of a Fund.
Taxes on Distributions
39

Distributions from a Fund's net investment income (other than qualified dividend income), including distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses are taxable to you as long-term capital gains, regardless of how long you have held a Fund's shares.
Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by a Fund to be treated as qualified dividend income: (i) the Fund itself must receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, (ii) the Fund must meet holding period and other requirements with respect to its dividend paying stocks, and (iii) you must meet holding period requirements and other requirements with respect to the Fund's shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through as a foreign tax credit.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. Withholding is also imposed if the Internal Revenue Service ("IRS") requires it. When withholding is required, the amount will be 24 % of any distributions or proceeds paid.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
An authorized participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the authorized participant as part of the issue) and the authorized participant's aggregate basis in the securities surrendered (plus any cash  paid by the authorized participant as part of the issue). An authorized participant who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the authorized participant's basis in the Creation Units (plus any cash received by the authorized participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the authorized participant as part of the redemption ). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales , " or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.
40

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws.
Trademark Notice/Disclaimers
FTSE Disclaimer
The O'Shares FTSE U.S. Quality Dividend ETF, O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Asia Pacific Quality Dividend ETF (the "Funds") are not in any way sponsored, endorsed, sold or promoted by the London Stock Exchange Group companies, which include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS") and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX") (together "LSEG"). LSEG makes no claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the U.S. Target Index, Europe Target Index, and AP Target Index (the "Indexes") (upon which the Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. LSEG has not provided nor will provide any financial or investment advice or recommendation in relation to the Index to the adviser or to its clients. The Index is calculated by FTSE or its agent. LSEG shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

All rights in the Index vest in FTSE. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE-Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license.
NYSE Arca Disclaimer
Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of a Fund to track the performance of its Target Index or the ability of a Target Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Target Indexes, nor in the determination of the timing of, prices of, or quantities of shares of a Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing or trading of the shares of the Funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Target Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee's customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Target Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Adviser Disclaimer
The Adviser does not guarantee the accuracy or the completeness of the Target Indexes or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.
The Adviser makes no warranty, express or implied, to the owners of shares of a Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Target Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness
41

for a particular purpose or use with respect to a Target Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Service Providers
Distributor
Foreside Fund Services, LLC is the principal underwriter and distributor of the Funds' shares. The Distributor will not distribute shares in less than a Creation Unit, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Adviser, the Index Provider or their affiliates.
Administrator, Fund Accounting Agent, Transfer Agent and Custodian
J.P. Morgan Chase Bank, N.A. serves as the Administrator, Fund Accounting Agent, and Transfer Agent of the Funds and also serves as Custodian of the Funds' investments.
Compliance Support
Foreside Fund Officer Services, LLC ("FFOS"), an affiliate of the Distributor, provides a Chief Compliance Officer and a Principal Financial Officer, as well as certain additional compliance support functions to the Funds. FFOS is not affiliated with the Adviser, Sub-Adviser, Administrator, Transfer Agent, Custodian, or their affiliates.
Index Provider
The Index Provider, in consultation with an affiliate of the Adviser, developed the methodology for each Target Index. The Index Provider is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Indexes. The Index Provider is not affiliated with the Funds, Adviser or Sub-Adviser.
An affiliate of the Adviser has entered into a license agreement with the Index Provider to use the Target Indexes. Pursuant to a sub-licensing agreement between the Adviser affiliate and the Trust, the Adviser affiliate provides the use of the Target Indexes and related intellectual property to the Trust and the Funds.
Householding Policy
To reduce expenses, we mail only one copy of the Prospectus or Summary Prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive copies of these documents, please write to the Trust at: OSI ETF Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, call the Trust at: 855-637-5383 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business; or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.
Financial Highlights
The Funds have not commenced operations as of the date of this Prospectus and do not have financial highlights to present at this time.
OSI ETF Trust
You can find more information about the Funds in the following documents:
42

Statement of Additional Information: The SAI of the Funds provides more detailed information about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of the Prospectus.
Annual and Semi-Annual Reports: Additional information about the Funds' investments will be available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report (when available), you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.
You can obtain free copies of these documents, request other information, or make generally inquiries about the Funds by contacting the Funds at:
OSI ETF Trust
c/o Foreside Fund Services, LLC
Three Canal Plaza
Portland, Maine 04101
855-637-5383

You can review and copy information including the Funds' reports, when available, and SAI at the Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder Reports, when available, and other information about the Funds are also available:
— Free of charge at www.oshares.com;
— Free of charge from the SEC's EDGAR database at http://www.sec.gov;
— For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-1520; or
— For a fee, by email request to publicinfo@sec.gov.
(Investment Company Act File Number 811-23167)
43

O'SHARES
INVESTMENTS

STATEMENT OF ADDITIONAL INFORMATION
OSI ETF Trust
60 State Street, Suite 700
Boston, MA 02109
(855) 637-5383

April 30 , 2018

O'Shares FTSE U.S. Quality Dividend ETF (OUSA)
O'Shares FTSE Europe Quality Dividend ETF (OEUR)
O'Shares FTSE Asia Pacific Quality Dividend ETF (OASI)
Fund shares are listed for trading on NYSE Arca, Inc.
This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated April 30 , 2018 (the "Prospectus"), which incorporates this SAI by reference. This SAI is not an offer to sell Shares of any Fund. A written offer can be made only by a prospectus. A copy of the Prospectus and the Funds' shareholder reports (when available) are available, without charge, upon request to the address above, by telephone at the number above, or at www.oshares.com. You should read the Prospectus carefully before investing.
No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust. The Prospectus and this SAI do not constitute an offering by the Fund or its Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY
The following terms are used throughout this SAI, and have the meanings used below:
"1933 Act" means Securities Act of 1933, as amended.
"1934 Act" means Securities Exchange Act of 1934, as amended.
"1940 Act" means Investment Company Act of 1940, as amended.
"Adviser" or "O'Shares" means O'Shares Investment Advisers, LLC.
"Balancing Amount" means an amount of cash equal to the difference between (i) the NAV attributable to a Creation Unit and (ii) the market value of the In-Kind Creation (or Redemption) Basket and the Cash In-Lieu Amount, if any, used to ensure that the market value of the Fund Deposit (or Fund Redemption) (which is exclusive of any Transaction Fees) is identical to the NAV attributable to the Creation Unit being purchased or redeemed.
"Board of Trustees" or "Board" means the Board of Trustees of the Trust.
"Business Day" means any day on which the Trust is open for business.
"Cash Component" means an amount of cash consisting of the Balancing Amount and any applicable Cash In-Lieu Amount calculated in connection with creations.
"Cash In-Lieu Amount" means an amount of cash provided in lieu of some or all of the securities included in the In-Kind Creation (or Redemption) Basket.

"Cash Redemption Amount" means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.
"CFTC" means Commodity Futures Trading Commission.
"Code" or "Internal Revenue Code" means Internal Revenue Code of 1986, as amended.
"Distributor" or "Foreside" means Foreside Fund Services, LLC.
"Exchange" means NYSE Arca, Inc.
"Funds" means collectively the O'Shares FTSE U.S. Quality Dividend ETF (the "U.S. ETF"), O'Shares FTSE Europe Quality Dividend ETF (the "Europe ETF") and O'Shares FTSE Asia Pacific Quality Dividend ETF (the "Asia Pacific ETF") (the "Asia Pacific Hedged ETF") (or individually, a "Fund").
"Fund Deposit" means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from a Fund.
"Fund Redemption" means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.
"Independent Trustee" means a Trustee who is not an "interested person" as defined under Section 2(a)(19) of the 1940 Act.
"In-Kind Creation Basket" means the basket of securities to be deposited to purchase Creation Units of a Fund. The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to a Fund for a Creation Unit.

"In-Kind Redemption Basket" means the basket of securities a shareholder will receive upon redemption of a Creation Unit.
"Interested Trustee" means a Trustee who is an "interested person" as defined in Section 2(a)(19) of the 1940 Act.
"NAV" means the net asset value of a Fund.
"RIC" means a "regulated investment company" as defined in Section 851(a) of the Code.
"SAI" means this statement of additional information.
"SEC" means U.S. Securities and Exchange Commission.
"Share" means a share of beneficial interest in a Fund.
"Sub-Adviser" means FFCM LLC.
"Target Index" means the FTSE US Qual/Vol/Yield Factor 5% Capped Index, FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index, and FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index.
"Transaction Fees" means fees imposed to compensate the Trust in connection with creations and redemptions.
"Trust" means OSI ETF Trust.
"Trustee" means a trustee of the Trust.

INFORMATION ABOUT THE TRUST
The Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Funds are diversified series of the Trust. The Trust was organized on April 12, 2016. Other series of the Trust may be added in the future.
Each Fund issues and redeems Shares at NAV only in aggregations of a specified number of Shares ("Creation Units"), generally in exchange for a basket of securities (which may include cash in lieu of certain securities), together with the deposit of a specified cash amount, or for an all cash amount. Shares of each Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.
Unlike mutual fund shares, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares or multiples thereof. Including in the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.
In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the Fund and Transaction Fees — is not relevant to most retail investors.
Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.
Exchange Listing and Trading
Shares of each Fund are listed and traded on the Exchange. Shares trade on the Exchange and throughout the secondary market at prices that may differ from their NAV or Intraday Indicative Value ("IIV"), as explained under the section entitled "IIV" below, including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or other transaction charges.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) after the first 12 months the Fund is listed, there are fewer than 50 beneficial owners of the Shares; (ii) the value of the Fund's Target Index is no longer calculated or available; (iii) the IIV of the Fund is no longer calculated or available; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of a Fund.
The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.
IIV
The IIV is designed to provide investors with a reference value that can be used in connection with other related market information. The IIV is an approximate per-Share value and is disseminated every fifteen (15) seconds throughout the trading day by the Exchange, or by other information providers. The IIV is calculated by (i) calculating the estimated value of the securities included in the Fund's Fund Deposit and any short positions, (ii)

calculating the estimated amount of the value of cash and/or money market instruments per Creation Unit held in the Fund's portfolio, (iii) calculating the estimated in-the-money or out-of-the-money value of the financial instruments held by the Fund, if any, and (iv) adding (i) through (iii) to arrive at a value, and (v) dividing that value by the number of Shares in a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of investments held by the Fund at a particular point in time. The IIV should not be viewed as a "real-time" update of the NAV of the Fund because it may not be calculated in the same manner as the NAV. The Funds, the Adviser, the Sub-Adviser, and their affiliates are not involved in, or responsible for, the calculation or dissemination of the IIV and make no warranty as to the accuracy of the IIV.
INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS
Reference is made to the Prospectus for a discussion of the primary investment objectives and policies of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.
The investment restrictions of each Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds (including the benchmarks of the Funds) may be changed by the Trustees without the approval of shareholders.
The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of the Adviser, the techniques or strategies may be advantageous to the Fund. A Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund's fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund's objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.
A Fund may consider changing its Target Index at any time, including if, for example, the current index becomes unavailable, the Board of Trustees believes that the current index no longer serves the investment needs of a majority of shareholders, that another index may better serve its needs, or if the financial or economic environment makes it difficult for the Fund's investment results to correspond sufficiently to its Target Index.
For purposes of this SAI, the word "invest" refers to a Fund directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word "investment" refers to a Fund's direct investments and indirect investments in securities and other instruments.

Additional information concerning the Funds, their investments policies and techniques, and the securities and financial instruments in which they may invest is set forth below. Unless the context otherwise requires, references under "Investment Policies, Techniques and Related Risks" in this SAI to the Adviser also apply to the Sub-Adviser.
Name Policies
The Funds have each adopted non-fundamental investment policies in accordance with Rule 35d-1 under the 1940 Act obligating them to invest, under normal market conditions, at least 80% of their assets in the component securities of their Target Index or, as applicable, depositary receipts representing component securities of the Target Index. For purposes of each such investment policy, "assets" includes a Fund's net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, "assets" includes not only the amount of a Fund's net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the Fund's net assets that are segregated on the Fund's books and records, to the extent that they are not already counted as investments, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Funds' 80% policy is non-

fundamental, which means that it may be changed by the Board without the approval of shareholders. The Board has adopted a policy to provide investors with at least 60 days' notice prior to changes in a Fund's name policy.
Additional information concerning the Funds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.
Borrowing
No Fund may borrow money, except as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. The Funds may, however, pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings and in connection with hedging transactions, short sales and similar investment strategies.
Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a Fund "covers" its repurchase obligations as described below in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and will not be considered borrowings by that Fund.
Business Development Companies
Subject to its investment policies and restrictions, a Fund may have exposure to shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated under the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC's performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC's volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC to which a Fund has exposure to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC's volatility and risk.
Exposure to BDCs is subject to management risk, including the ability of the BDC's management to meet the BDC's investment objective and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.
BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Commodity Pool Operator Regulation
As of January 1, 2013, the CFTC imposed new limitations on commodities trading by certain regulated entities, including advisers of registered investment companies. Pursuant to the new limitations, in order to qualify for an exclusion from registration and regulation as a commodity pool operator ("CPO") under the Commodity Exchange Act ("CEA"), a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) may not exceed 5% of the Fund's net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Because the Funds are expected to engage only in a de minimis amount of such transactions, the Adviser has claimed such an exclusion. Therefore, they are not subject to the registration and regulatory requirements of the CEA. In addition, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" under the CEA and the rules of the CFTC.
Because the Adviser and each Fund intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Funds, their respective investment strategies or this SAI.
In addition to meeting one of the trading limitations described above, the Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.
Equity Securities
The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an equity security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Fund is susceptible to these market risks.
Foreign Currency Transactions
Each Fund may hold funds in bank deposits in U.S. or foreign currency, including during the completion of investment programs. For additional currency exposure, the Funds may also conduct currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward currency contract. These transactions will expose a Fund to foreign currency fluctuations.
The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. The successful use of forward currency contracts will usually depend on the Adviser's ability to forecast accurately currency exchange rate movements and its skill in analyzing and predicting currency values. There is no assurance that the Adviser's use of forward currency contracts is advantageous to a Fund or that the Adviser will hedge exposures at an appropriate time. The precise matching of forward contract amounts and the value of the securities involved is generally not possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Further, under certain circumstances, a Fund may have to limit its currency transactions to qualify as a RIC or to maintain its exception from registration as a commodity pool operator under the CEA.
Forward contracts may be considered "derivatives" — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A forward currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract; or, if the forward currency contract is cash settled, pay or receive the difference between it and its counterparty's obligations under the contract. If a Fund makes delivery of a currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets into the currency. A Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. Forward currency contracts are generally valued at the close of the London Exchange at the applicable forward rate on the valuation day.
Forward currency contracts have historically been individually negotiated and privately traded by currency traders and their customers, though in the future they may become centrally cleared. These contracts may result in a loss if a counterparty, including a central clearing agency, does not perform as expected or becomes insolvent. In the event of insolvency of a counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity or, even if it entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.
A Fund may enter into forward contracts for a variety of reasons, including hedging and extracting investment returns.
Hedging. With respect to hedging, a Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
Position hedging and transaction hedging generally involve a Fund seeking to "lock in" the exchange rate between currencies. For example, if a Fund owned securities denominated in euros, to effectuate a position hedge, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Purchasing a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire may serve as a long hedge.

Alternatively, selling a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency may serve as a short hedge. Currency hedges do not protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no forward currency contracts on that currency are available or such forward currency contracts are more expensive than certain other derivative instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using forward currency contracts on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the forward currency contract will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used. A Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates.
Investing. The Fund may invest in a combination of (i) forward foreign currency contracts and U.S. dollar-denominated instruments or (ii) forward currency contracts and non-U.S. dollar-denominated instruments to seek performance that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. dollar-denominated exchange-traded funds or money market instruments with "long" forward currency exchange contracts creates a position economically equivalent to an instrument denominated in the foreign currency itself.
A Fund also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
Forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency. Such foreign cross-currency contracts may be considered a hedging strategy rather than a speculative strategy if a Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency.
With respect to transactions not entered into for hedging purposes, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis.
Normally, consideration of the prospect for currency parities is incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund are served.
Conversion. Although each Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by

U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
The value of each Fund's investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that a Fund's assets are invested in instruments denominated in foreign currencies and the currencies depreciate relative to the U.S. dollar, the Fund's NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should decrease. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund are based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund are based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund's assets also is affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
Foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such forward currency contracts. Therefore, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the forward currency contracts until they reopen.
Foreign Investments
Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which a Fund invests are generally held outside the U.S. in foreign banks and securities depositories. Each Fund's custodian is the Fund's "foreign custody manager" as provided in Rule 17f-5 under the 1940 Act. The "foreign custody manager" is responsible for determining that a Fund's directly-held foreign assets are subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely is more expensive for a Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.
Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply.
Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk," which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they are devalued or replaced, adversely affecting a Fund's investments.
Depositary Receipts. The Funds may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock is treated as common stock.
Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision. If a Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.
Emerging Markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging market countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging market countries.
Risk of Investing in the Asia-Pacific Region. Investments in securities of issuers in Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors. Their securities markets are not as developed as those of other countries and, therefore, are subject to additional risks such as trading halts.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. In addition, some countries in the Asia-Pacific region are prone to natural disasters, including earthquakes, tsunamis, and hurricanes. Such disasters may impact all facets of economic output, including manufacturing and energy production, and may result in overall declines in local stock market prices.
Some economies in the Asia-Pacific region, including advanced economies such as Australia and Japan, rely on international trade and could therefore be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners.
The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Europe. Investing in European countries exposes a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may make investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the "EU"), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in

Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above.

The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute "capital controls." Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund's investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the recent past. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In 2016, the United Kingdom ("UK") voted via referendum to leave the EU. Uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities, transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.
Foreign Government Securities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different kinds of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of foreign governments to tighten the availability of credit.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.
As with other fixed income securities, foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of foreign government securities may fall during times of rising interest rates. Yields on foreign government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, a Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company's financial condition.
Futures Contracts and Related Options
The Funds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.
The Funds may choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund's loss from an unhedged short position in futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.
When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.
Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker are made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.
A Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. A Fund may "cover" its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Funds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.
A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.
Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund is required to make daily cash payments of variation margin. The risk that the Fund is unable to close out a futures position is minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.
Illiquid Securities
The Funds may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws, such as where a Fund has obtained material, non-public information about a security it holds. The Funds may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Adviser. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Fund's liquidity.
Index Options
The Funds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic positions.
A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received, if any, is the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.
Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either: (i) owns an offsetting position in securities or other options; and/or (ii) earmarks or segregates with the Fund's custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.
The Funds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter ("OTC") market as an investment vehicle for the purpose of realizing the Fund's investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Purchased OTC options and the cover for written OTC options are subject to the relevant Fund's 15% limitation on investments in illiquid securities. See "Illiquid Securities."
Some stock index options may be based on a broad market index or on a narrower market index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE") and other options exchanges ("Options Exchanges").
Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Adviser intends to comply with all limitations.
Investments in Other Investment Companies
The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Funds may invest in the securities of another investment company (the "acquired company") provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, Section 12(d)(1)(B) prohibits another investment company from selling its shares to a Fund if, after the sale (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The foregoing limits do not apply to a Fund's investments in money market funds or by Funds in an investment company that is part of the same group of investment companies as the Fund.
As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Consistent with the restrictions and allowances discussed above, a Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, foreign investment companies and BDCs. A Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index.
Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index, or strategy used to track the index.
The Funds also may invest in private investment funds, vehicles, or structures. Such investments are generally considered to be illiquid. To the extent that such investments are determined to be illiquid, they will be subject to the Funds' 15% limitation on investments in illiquid securities. See "Illiquid Securities."
Master Limited Partnerships
The Funds may invest in master limited partnerships ("MLPs"), which are publicly traded partnerships (or similar entities, such as limited liability companies) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.
MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
Options on Securities
The Funds may buy and write (sell) options on securities. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written.
Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.
If a Fund that writes an option wishes to terminate the Fund's obligation, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position is canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.
Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Cyber-Security Risk
A Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-security breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber-security risk management purposes. While a Fund's service providers have established business continuity plans, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber-security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber-security risks are also present for issuers or securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.
Portfolio Turnover
A Fund's portfolio turnover may vary from year to year, as well as within a year. A Fund's portfolio may turn over due to changes in and rebalancings of its Target Index. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to a Fund, including brokerage commissions and other transaction costs. The performance of a Fund could be negatively impacted by the increased costs. In addition, rapid portfolio turnover exposes shareholders to the possibility of a higher current realization of short-term capital gains in excess of short-term capital losses, distributions of which would generally be taxed to a shareholder as ordinary income and thus cause the shareholder to pay higher taxes. However, utilizing the creation and redemption in-kind mechanism, the Funds will seek to minimize capital gains to the extent possible.
"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. In addition, the calculation of portfolio turnover does not include portfolio securities involved in in-kind transactions for Creation Units.

Portfolio turnover for the Funds may vary greatly from year to year, as well as within a particular year. The Funds are newly established. Accordingly, information on the Funds' portfolio turnover rates is not available as of the date of this SAI.
Swap Agreements
The Funds may enter into swap agreements. The Funds may enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Funds are two-party contracts. In connection with the Funds' positions in a swaps contract, each Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. When a Fund is a protection seller in a credit default swap, it will segregate liquid assets equal to the full notional value of the swap.
In such a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement are accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregating or earmarking cash of other assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Funds' illiquid investment limitations. However, the Funds have adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which could lead to significant losses. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's right as a creditor.
The Funds may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.
The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap are accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess are earmarked or segregated by a Fund's custodian. Inasmuch as these transactions are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to a Fund's borrowing restrictions.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.
Repurchase Agreements
Each of the Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as "cover" for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition is continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.
In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.
Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total net assets.
Reverse Repurchase Agreements
The Funds may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund is able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when the Adviser believes it is to a Fund's advantage to do so. Each Fund will earmark or segregate cash or liquid instruments equal in value to the Fund's obligations in respect of reverse repurchase agreements.
Risks of Potential Regulation of Swaps and Other Derivatives
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund's ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds' ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund's investments and cost of doing business.
Real Estate Investment Trusts
The Funds may obtain exposure to real estate investment trusts ("REITs"). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on net income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.
Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free "pass-through" of net investment income and net capital gains under the Code, including regulations thereunder and Internal Revenue Service ("IRS") interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the 1940 Act.
U.S. Government Securities
The Funds also may invest in U.S. government securities in pursuit of their investment objectives, as "cover" for the investment techniques these Funds employ, or for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.
While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund's portfolio investments in these securities. Given the historically low interest rate environment, risks associated with rising rates are heightened.
Tracking an Index
Each Fund is managed with an investment strategy that attempts to track the performance of its Target Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, a Fund may hold constituent securities of its Target Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund's return to be lower than if the Fund employed an active strategy.

Tracking error is the difference between a Fund's performance from that of the Target Index. This may occur due to an imperfect correlation between a Fund's holdings and those comprising the Target Index, pricing differences, the Fund's holding of cash, differences in the timing of dividend accruals, changes to the Target Index, or the need to meet regulatory requirements. This risk is heightened during times of increased market volatility or other unusual market conditions. Further, as new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Target Indexes than it otherwise would at higher asset levels or they could ultimately liquidate.
An investment in a Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Target Index because, among other things, the total return generated by its portfolio securities is reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of an Target Index. It is also possible that a Fund may not track the performance of its Target Index due to the unavailability of certain Target Index securities in the secondary markets or due to other extraordinary circumstances. There may also be tracking error because the Fund intends to qualify as a RIC. To the extent the Adviser uses a representative sampling strategy to track the Target Indexes, such a strategy may produce greater tracking error than if the Funds employed a full replication strategy.
When-Issued and Delayed-Delivery Securities
The Funds may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. Each Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A Fund will earmark or segregate cash or liquid instruments equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities.
INVESTMENT RESTRICTIONS
Each Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding voting securities of that Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of a Fund not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.
1.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.
The Fund may not engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.
The Fund may not purchase or sell real estate, except: (i) to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (ii) that it may invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

5.
The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

6.	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
7.
The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers (excluding investment companies) of one or more particular industries, except that the Fund will concentrate to approximately the same extent that its Target Index concentrates in the investments of such particular industry or industries.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation. Thus, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act or the relevant rules, regulations or interpretations thereunder.
Each of the Funds is "diversified" as defined in the 1940 Act. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change from "diversified" to "non-diversified" without the approval of a "majority" of the outstanding voting securities of that Fund (as defined above).
For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Portfolio transactions will generally be implemented through in-kind transactions for Creation Units; however, the Sub-Adviser will execute brokerage transactions for the Funds and the Funds will incur brokerage commissions, particularly until the Funds achieve scale. Also, the Funds may accept cash, in which case the Sub-Adviser may need to execute brokerage transactions for the Funds.
Subject to the general supervision of the Board of Trustees, the Sub-Adviser is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Sub-Adviser expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the 1934 Act and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or OTC transactions executed with an electronic communications network or an alternative trading system. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Sub-Adviser may serve as an investment manager to and may place portfolio transactions on behalf of other clients, including other investment companies. It is the practice of the Sub-Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Sub-Adviser manages in such manner as the Sub-Adviser deems equitable. Orders are placed at the end of the trading day in separate baskets for each Fund (orders for the same securities on the same side of the market are not aggregated). If an order is partially filled and the security is being traded for more than one Fund, the main factors considered by the Sub-Adviser in making allocations to the Fund is its respective investment objective and the order size of the Fund with respect to the relevant security.
The policy of the Funds regarding purchases and sales of securities for a Fund's portfolio is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds' policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Funds believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and Sub-Adviser from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser relies upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as, in most cases, an exact dollar value for those services is not ascertainable.
Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
In seeking to implement a Fund's policies, the Sub-Adviser effects transactions with those brokers and dealers that the Sub-Adviser believes to provide the most favorable prices and are capable of providing efficient executions. If the Sub-Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Sub-Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds and Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Sub-Adviser, for the additional services. The information and services received by the Sub-Adviser from brokers and dealers may be of benefit to the Sub-Adviser in the management of accounts of some of the Sub-Adviser's other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Sub-Adviser and thereby reduce the Sub-Adviser's expenses, this information and these services are of indeterminable value and the management fee paid to the Sub-Adviser is not reduced by any amount that may be attributable to the value of such information and services.
The Sub-Adviser does not consider sales of Shares as a factor in the selection of broker-dealers to execute portfolio transactions.
Because the Funds had not yet commenced operations as of the date of this SAI, they have not paid any brokerage commissions during the most recent fiscal year.

Directed Brokerage
Because the Funds had not yet commenced operations as of the date of this SAI, they did not direct any brokerage during the most recent fiscal year.
Securities of "Regular Broker-Dealers"

Because the Funds had not yet commenced operations as of the date of this SAI, they did not own any securities of any "regular brokers and dealers" during the most recent fiscal year.
MANAGEMENT OF TRUST
Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, Sub-Adviser and the Trust's other service providers.
One Trustee and all of the officers of the Trust are directors, officers or employees of the Adviser, except for Mr. Hunter and Mr. Kalina, who are employees of affiliates of the Distributor. The other Trustees are Independent Trustees. The fund complex includes all Funds advised by the Adviser ("Fund Complex").
The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o OSI ETF Trust, 60 State Street, Suite 700, Boston, MA 02109.
Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard M. Goldman*** Year of Birth: 1961	Trustee	Since 2016	Managing Member, Becket Capital, LLC (advisory services firm) (2012 to present); Chief Operating Officer, Guggenheim Investments (2011 to 2012); Chief Executive Officer, Rydex Investments (2007 to 2012).	8	None
Charles A. Baker**** Year of Birth: 1953	Trustee	Since 2016	Chief Executive Officer of Investment Innovations LLC (investment consulting) since 2013; Managing Director of NYSE Euronext from 2003 to 2012.	8	None
Jeffrey D. Haroldson Year of Birth: 1956	Trustee	Since 2016	Chief Operating Officer and Chief Legal Officer, Bridgeton Holdings LLC (real estate investment and development) (2013 to present); Senior Managing Director, Lexden Capital, LLC (real estate and green energy financing) (2014 to present); President, Ridgewood Capital Advisors LLC (consulting and business advisory services) (2012 to present).	8	None
Interested Trustee*****

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee*****
Connor O'Brien Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer, O'Shares Investment Advisers, LLC (since March 2016); Chief Executive Officer and President, O'Shares Investments, Inc. (since 2015); President and Chief Investment Officer, Stanton Asset Management Inc. (since 2002); President, Chief Executive Officer and Director, O'Leary Funds Management LP (since 2008).	8	None
*	Each Independent Trustee may be contacted by writing to the Independent Trustees of OSI ETF Trust, 60State Street, Suite 700, Boston, MA 02109.
**	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
***	Chair of the Nominating and Governance Committee.
****	Chair of the Audit Committee.
*****	Mr. O'Brien is considered to be an interested person of the Trust because of his relationship with the Adviser.

Officers
Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kevin Beadles 60 State Street, Suite 700 Boston, MA 02109 Year of Birth: 1966	President and Secretary	Since 2016
Director of Capital Markets and Strategic Development, O'Shares Investments, Inc. (April 2015 to present); Chief Strategy Officer, Managing Director of Capital Markets and Portfolio Risk Management and Head of Global Product Development, Wedbush Securities, Inc. and Lime Brokerage, LLC (a wholly owned subsidiary of Wedbush Securities, Inc.) (July 2004 to December 2013).

Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Since 2016	Principal Financial Officer, Foreside Fund Officer Services, LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).**
Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Since 2017
Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC(June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).**

*	Each officer serves until his successor is duly elected or appointed and qualified.
**	Messrs. Hunter and Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).
Trustee Ownership of Fund Shares
The following table shows the dollar range of Shares of the Funds owned by each Trustee and in other series of the Trust:
Information as of December 31, 2017
Name of Trustee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Richard M. Goldman	None	None
Charles A. Baker	None	None
Jeffery D. Haroldson	None	None
Interested Trustee
Connor O'Brien	None	None

Qualification of Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.
Richard M. Goldman: Mr. Goldman has extensive experience in the investment management business, including serving as Chairperson of the Securities Funds' Board of Trustees, and President and a Trustee of the Rydex Funds' Board of Trustees.
Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including as Managing Director of NYSE Euronext.
Jeffrey D. Haroldson: Mr. Haroldson has extensive experience in the investment management business, including prior positions as President and Chief Operating Officer of a global real estate fund management firm, Chief Operating Officer and General Counsel of a real estate investment firm, President of a venture capital and private equity firm, an Executive in the Corporate Investment Banking and Markets Division of HSBC, and serving as a Trustee on the Board of EGA Emerging Global Shares Trust.
Conner O'Brien: Mr. O'Brien has extensive experience in the investment management business, including serving as President, Chief Executive Officer, Chief Investment Officer, Fund Manager, and Director of various investment advisers.
The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee's experience, qualifications, attributes and skills.
Board Structure
The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of three Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Adviser. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees and in light of the fact that the Trust is newly formed and the Independent Trustees were recently elected, the Board has determined not to elect a Chairman of the Board or designate a lead Independent Trustee at this time, although it will revisit these determination regularly. Each Trustee serves until his or her death, resignation, removal, retirement or inability otherwise to serve.
The Board has determined that this leadership structure is appropriate given the size, function and nature of the Trust, as well as the Board's oversight responsibilities. The Board believes this structure will help ensure that proper consideration is given at Board meetings to matters deemed important to the Trust and its shareholders.
The Board will hold four regularly scheduled meetings each year. At each such meeting, the Independent Trustees will meet in executive session to discuss matters outside the presence of management. In addition, the Independent Trustees may also hold special meetings, as needed, either in person or by telephone.
The Nominating and Governance Committee of the Board annually evaluates the performance of the Board, taking into account such factors as it may deem appropriate. These factors may include attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.
The Board oversees the performance of the Adviser, Sub-Adviser, and the Trust's other service providers. As part of its oversight function, the Board monitors the Adviser's and Sub-Adviser's risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the CCO, including, but not limited to, a report on the Trust's compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust's compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, Sub-Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board's oversight.
The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.
Committees
The Board currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.
The purposes of the Audit Committee are to: (1) oversee generally the Fund's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the Fund's financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; and (5) act as a liaison between the Trust's independent auditors and the full Board. The Audit Committee met one time during the fiscal year ended June 30, 2017.
The Nominating and Governance Committee has the responsibility, among other things, to assist the Board in: (i) identifying and recommending, and considering shareholder recommendations, for nominations for Board members; (ii) determining the composition of the Board and its Committees; (iii) monitoring the process to assess Board effectiveness; and (iv) developing and implementing the Funds' governance policies.
While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o OSI ETF Trust at 60 State Street, Suite 700, Boston, MA 02109. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual's qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. Because the Trust does not hold annual shareholder meetings, there is no guarantee that a nominee will be submitted for election in a particular year. Nominations will only be maintained by the Trust for a period from one year of receipt and will be considered by the Nominating and Governance Committee for any shareholder meetings held during that year for the election of Trustees. The Nominating and Governance Committee did not meet during the fiscal year ended June 30, 2017.
Compensation of Trustees and Officers
No Trustee or officer of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. The Trust pays each Independent Trustee a $20,000 annual retainer fee, together with a $2,000 per meeting fee for attendance at Board meetings ($500 per meeting held via telephone).  The chairperson of the Audit Committee receives an additional fee from the Trust of $5,000 per year.  The chairperson of the Nominating and Governance Committee receives an additional fee from the Trust of $2,500 per year. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Funds' expenses, and Trustees are not entitled to benefits upon retirement from the Board. These fees are payable by the Trust but are subject to the Adviser's unified management fee, as discussed below under "Information About Adviser and Sub-Adviser—Investment Advisory Agreement."
The table below shows the aggregate compensation paid to each Trustee for the fiscal year ended June 30, 2017.
Name	Aggregate Compensation from Funds*	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Trust Paid to Trustees*
Independent Trustees
Richard M. Goldman	$25,542	None	None	$25,542
Charles A. Baker	$25,917	None	None	$25,917
Jeffrey D. Haroldson	$23,667	None	None	$23,667
Interested Trustee
Connor O'Brien	None	None	None	None
*    For the period December 12, 2016 through June 30, 2017.
Control Persons and Principal Holders of Securities
As of the date of this SAI, the Funds have not yet commenced operations.
INFORMATION ABOUT ADVISER AND SUB-ADVISER
Investment Adviser and Sub-Adviser
O'Shares Investment Advisers, LLC acts as the Funds' investment adviser pursuant to the investment advisory agreement between O'Shares and the Trust (the "Advisory Agreement").  The Adviser is a Delaware limited liability company with its principal offices located at 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada). The Adviser was founded in 2016.
FFCM LLC acts as the Funds' sub-adviser pursuant to an investment sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement").  The Sub-Adviser is a Delaware limited liability company with its principal offices located at 53 State Street, Suite 1308, Boston, MA 02109.
Pursuant to the Advisory Agreement, the Adviser has the overall responsibility for the Funds' investment program. The Adviser, on behalf of each Fund, has entered into a Sub-Advisory Agreement with the Sub-Adviser.  The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Target Index, subject to the overall supervision and oversight of the Adviser and the Board.  The Adviser oversees the Sub-Adviser for compliance with the Funds' investment objectives, policies, strategies and restrictions.  The Board of Trustees supervises and oversees the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.

Conflicts of Interest
In the course of providing advisory services for the Funds, the Sub-Adviser may simultaneously recommend the sale of a particular security for one Fund or account, if any, while recommending the purchase of the same security for another Fund or account, if any, if such recommendations are consistent with each client's investment strategies.
The Sub-Adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Sub-Adviser's clients, such as the Funds. Thus the Sub-Adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Sub-Adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients' accounts and/or employees' accounts that may invest in some of the same securities recommended to clients.
In addition, the Sub-Adviser, their affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Sub-Adviser may buy or sell securities or other instruments that the Sub-Adviser has recommended to, or purchased for, their clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Sub-Adviser's recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Sub-Adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with their fiduciary duty to their clients and in accordance with applicable law.
Any Access Person of the Sub-Adviser may make security purchases subject to the terms of the Sub-Adviser's Code of Ethics, respectively, which is consistent with the requirements of Rule 17j-1 under the 1940 Act.
The Sub-Adviser and their affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor's decision to buy, sell, or hold a security. Under applicable law, the Sub-Adviser and their affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Sub-Adviser. Accordingly, should the Sub-Adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Sub-Adviser and their affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.
Investment Advisory Agreement
Under the Advisory Agreement, each Fund pays the Adviser a management fee for its services payable on a monthly basis at the annual rate of 0.48%, based on the average daily net assets of the Fund.
Under the Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Funds, except for (i) the management fee, (ii) payments under the Funds Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (viii) other extraordinary or non-routine expenses.
The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust, or any of its shareholders in connection with the matters to which the Advisory Agreement relates, but will be liable for losses resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of the Adviser's duties, or from reckless disregard by the Adviser of the Adviser's duties or obligations under the Advisory Agreement. The Advisory Agreement also provides that directors, officers or employees of the Adviser may engage in other business, devote time and attention in part to any other business whether of a similar or dissimilar nature, and the Adviser may render investment advisory services to others. A discussion regarding the basis for the Board's approval of the Advisory Agreement will be included in their first report to shareholders.
The Advisory Agreement with respect to a Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of a Fund's shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.
Investment Sub-Advisory Agreement
Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for its services.  The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, any Fund, the Trust, or any of its shareholders, in connection with the matters to which the Sub-Advisory Agreement relates, but will be liable for losses resulting from willful misconduct, bad faith or gross negligence on the Sub-Adviser's part in the performance of the Sub-Adviser's duties or from reckless disregard by the Sub-Adviser of its duties or obligations under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides that directors, officers or employees of the Sub-Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and the Sub-Adviser may render investment advisory services to others. A discussion regarding the basis for the Board' s approval of the Sub-Advisory Agreement will be included in their first report to shareholders.
Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a variable fee (the "Variable Fee"), subject to certain minimum amounts, calculated based on the aggregate average daily net assets under management ("AUM") of all Funds sub-advised by the Sub-Adviser,  at the annual rates indicated below:

AUM	Variable Fee (basis points)
$0 - $500,000,000	5
Greater than $500,000,000	3

The Sub-Advisory Agreement with respect to a Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or Interested Persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of a Fund's shareholders, on 60 calendar days written notice to the Sub-Adviser, and by the Sub-Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.
Portfolio Managers
William DeRoche, CFA, Ronald C. Martin, Jr., CFA and Philip Lee, PhD have been the Funds' portfolio managers since each Fund's inception.
Other Accounts Managed by Portfolio Manager
The following table provides information about the portfolio manager as of February 28 , 2018:
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Performance Fee Accounts

Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	1	Number of Accounts	1	Total Assets (in millions)	Number of Accounts	1	Total Assets (in millions)
William DeRoche, CFA	8	$538,074,490	4	$417,798,271*		3		$90,489,198**	0		--
Ronald C. Martin, Jr., CFA	8	$538,074,490	4	$417,798,271*		3		$90,489,198**	0		--
Philip Lee, PhD	8	$538,074,490	0	$0		0		$0	0		--
* Canadian Mutual Fund and ETFs
** Fee paying assets at third party bank

Portfolio Manager Compensation
The portfolio managers are compensated by the Sub-Adviser and do not receive any compensation directly from the Fund or the Adviser.  The Sub-Adviser has created a competitive compensation program that is designed to attract and retain high-caliber investment professionals. Portfolio managers are eligible to receive a fixed base salary, an annual incentive bonus, equity ownership as well as benefits. A portfolio manager's total compensation, inclusive of bonus and equity ownership in the Sub-Adviser reflects a portfolio manager's relative experience and contribution to the firm.

The annual incentive bonus opportunity provides cash bonuses and equity ownership based upon the overall firm's performance and individual contributions. At this stage in the growth of the firm, equity ownership is the key incentive compensation for rewarding managers. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Overall compensation will depend on the profitability of the Sub-Adviser.

Portfolio managers are eligible to participate in the firm's standard employee benefit programs, which include health and welfare programs.

Disclosure of Securities Ownership
Because the Funds had not commenced operations as of the date of this SAI, the portfolio manager did not own any Shares of the Funds.

Codes of Ethics
The Trust, the Adviser, the Sub-Adviser, and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services LLC ("Foreside Compliance"), Foreside Fund Services, LLC, and their affiliates) have each adopted a code of ethics ("Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a Code of Ethics). There can be no assurance that the Codes of Ethics are effective in preventing such activities. The Codes of Ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds. The Trust's, the Adviser's, the Sub-Adviser's and Foreside Financial Group, LLC's Codes of Ethics are on file with the SEC and are available to the public.
PORTFOLIO HOLDINGS DISCLOSURE POLICY
The Board has adopted a policy regarding the disclosure of information about the Funds' portfolio securities. Under the policy, portfolio holdings of the Funds, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated that Business Day through financial reporting and news services, including the website www.oshares.com.
Each day the Funds are open for business, the Trust will publicly disseminate each Fund's full portfolio holdings as of the close of the previous day through its website at www.oshares.com. In addition, each Business Day a portfolio composition file, which displays the names and quantities of the instruments comprising the In-Kind Creation Basket and In-Kind Redemption Basket, as well as the estimated Cash Component and Cash Redemption Amount (if any), for that day, is publicly disseminated prior to the opening of the Exchange via the NSCC.

Portfolio holdings information may not be provided prior to its public availability ("Non-Standard Disclosure") except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the CCO or, in his/her absence, any other authorized officer of the Trust if he or she determines that such disclosure is in the best interests of a Fund's shareholders, no conflict exists between the interests of the Fund's shareholders and those of the Adviser, Sub-Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.
INFORMATION ABOUT OTHER SERVICE PROVIDERS
Administrator, Fund Accounting Agent and Transfer Agent
JP Morgan Chase Bank, N.A. ("Administrator"), 70 Fargo Street, Boston, Massachusetts 02210, acts as administrator, fund accounting agent and transfer agent to the Funds pursuant to an administration agreement. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.
Custodian
JP Morgan Chase Bank, N.A. ("Custodian"), 4 Chase MetroTech Center, Brooklyn, New York 11245, acts as custodian to the Funds.
Independent Registered Public Accounting Firm
BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm to the Funds. BBD provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 serves as the Trust's legal counsel.
Distributor
Foreside Fund Services, LLC serves as the distributor of Creation Units for the Funds on an agency basis. The Trust has entered into a Distribution Agreement ("Distribution Agreement"), under which the Distributor, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust's Custodian and transfer agent. The Distributor's principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares will be continuously offered for sale only in Creation Units, as described in the section of this SAI entitled "Transactions in Creation Units. The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the

Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.
Principal Financial Officer, Chief Compliance Officer and AML Officer Services Agreements
The Trust has entered into agreements with Foreside Compliance, with its principal place of business at Three Canal Plaza, Suite 100, Portland, ME 04101, pursuant to which Foreside Compliance provides the Trust with the services of individual(s) to serve as the Trust's CCO, AML compliance officer and Principal Financial Officer. Foreside Compliance does not have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.
Distribution and Service Plan
Shares are continuously offered for sale only in Creation Units, as described below under "Purchase and Issuance of Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan"). In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.
The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, investment opportunities and diversification. No fees are currently paid by any Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund.
If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.
Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually: (1) by the vote of a majority of the Trustees; and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related thereto ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Fund unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Fund Trustees in the manner described above. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding Shares.
Payments to Financial Intermediaries
The Adviser or another affiliate of the Funds, out of its own resources, may provide additional compensation to third parties, including financial intermediaries. Such compensation is sometimes referred to as "revenue sharing". Compensation received by a third party from the Adviser or another affiliate of the Funds may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the

Funds, including travel and lodging expenses. It may also cover costs incurred by a third party in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.
The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.
Any compensation received by a financial intermediary, whether from the Funds or their affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Funds over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds.
ADDITIONAL INFORMATION CONCERNING SHARES
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on April 12, 2016 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of eight series. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders.
All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular Fund, only Shares of that Fund may be entitled to vote on the matter. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of a Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of a Fund.
The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund's property for all loss and expense of a Fund's shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust's obligations and this risk should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.
Book Entry Only System
The Depository Trust Company ("DTC") acts as a securities depositary for the Shares. The Shares of each Fund are represented by a global certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial Owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and are the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details. DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.
PROXY VOTING POLICY AND PROCEDURES
The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services.
While proxy voting is not integral to the Adviser's investment strategy, the Adviser has implemented a written Proxy Voting Policy and Procedure (the "Proxy Voting Policy") that is reasonably designed to ensure that the Adviser votes proxies prudently and in the best interest of the Funds and its shareholders.
The Adviser has retained Broadridge Financial Solutions, Inc. ("Broadridge") as its proxy voting agent and has instructed Broadridge to vote proxies with respect to securities held by the Funds in accordance with recommendations provided by Glass, Lewis & Co., LLC ("Glass Lewis"). Glass Lewis is a neutral third party that issues recommendations based on its own internal proxy voting guidelines. Using Glass Lewis' recommendations assists in limiting conflict of interest issues between the Adviser and the Funds. Please see  Appendix A for the 2018 overview of Glass Lewis' proxy voting guidelines. The Adviser periodically conducts due diligence on Broadridge as part of its oversight responsibilities related to the use of Broadridge. The Adviser does not retain Broadridge to conduct research concerning the manner in which proxies should be voted.
The Adviser retains the discretion to (i) depart from Glass Lewis' recommendations on routine or common matters, and (ii) vote in its discretion on non-routine or contentious matters (such votes in clauses (i) and (ii) are referred to as "Discretionary Votes").  For each Discretionary Vote, the Adviser will determine in accordance with its business judgment that the Discretionary Vote  is, on balance, in the best interests of the shareholders of the Fund considering the facts and circumstances existing at the time of such vote.  The Adviser will report to the Board at the next regularly scheduled quarterly Board meeting any Discretionary Votes for the previous quarter and the rationale for such Discretionary Votes.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, by calling 855-637-5383, or on the website of the SEC, www.sec.gov.
TRANSACTIONS IN CREATION UNITS
The Funds sell and redeem Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. No Fund will issue fractional Creation Units.
To purchase or redeem any Creation Units from a Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant ("Participating Party") in the Continuous Net Settlement System ("Clearing Process") of the National Securities Clearing Corporation ("NSCC") or a participant in DTC with access to the DTC system ("DTC Participant"), and you must execute an agreement ("Participant Agreement") with the Distributor that governs transactions in the Fund's Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions "through the Clearing Process." Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions "outside the Clearing Process."
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.
Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Regular orders must be received by the Distributor by the "Closing Time" of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the Fund's NAV that day. Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process. Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.
The securities contained in the In-Kind Creation Basket and In-Kind Redemption Basket will each correspond pro rata to the positions in the relevant Fund's portfolio (including cash positions), except (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (3) to-be-announced transactions, short positions, derivatives and other positions that cannot be transferred in kind will be excluded from the In-Kind Creation Basket and In-Kind Redemption Basket; (4) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund's portfolio; or (5) for temporary periods, to effect changes in the Fund's portfolio as a result of the rebalancing of its Target Index.
Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day's NAV. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the Fund's NAV on that Business Day. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in a Fund Deposit or Fund Redemption in lieu of such security.
Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.
Shares of the Funds will only be issued against full payment, as further described in the Prospectus and this SAI.
Transaction Fees
To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee. The "Creation Transaction Fee" and "Redemption Transaction Fee" are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. An additional charge ("Variable Fee") may be imposed as part of the Transaction Fee for, among other things: (i) transactions outside the Clearing Process; and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust. The Adviser, subject to the approval of the Board, may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

The Standard Creation/Redemption Transaction Fees for the Funds are identified in the table below. An additional Variable Fee of up to a maximum of 2.00% of the value of the Creation Unit (inclusive of any transaction fees charged), may be charged for each creation and redemption.
Fund	Standard Transaction Fee
O'Shares FTSE U.S. Quality Dividend ETF	$ 500
O'Shares FTSE Europe Quality Dividend ETF	$ 3,000
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	$ 4,500

Purchasing Creation Units
Fund Deposit. The consideration for a Creation Unit of a Fund is the Fund Deposit plus the Transaction Fee. The Fund Deposit will consist of the In-Kind Creation Basket, which constitutes a representation of, the long positions in a Target Index held by a Fund, and Cash Component, or an all cash payment.
The Cash Component may include a Balancing Amount. The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the Fund pays the Balancing Amount to the purchaser.
The Administrator, in a Portfolio Composition File ("PCF") sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and quantities of the instruments comprising the In-Kind Creation Basket (subject to possible amendment or correction) to be included in the current Fund Deposit for the Fund (based on information about the long positions in the Fund's portfolio at the end of the previous Business Day). The Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component (if any) for that day.
The Fund Deposit is applicable for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things, corporate actions, investment rebalancing, and investment decisions by the Adviser are implemented for a Fund's portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Fund, and the Fund's determination shall be final and binding.
Placement of Creation Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed ("Transmittal Date") if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Acceptance of Orders for Creation Units. The Distributor may reject any order to purchase Creation Units for any reason, including if an order to purchase Shares is not submitted in proper form in accordance with the terms of the Participant Agreement.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Shares of a Fund order, would own eighty percent (80%) or more of the outstanding Shares of such Fund; (iii) the acceptance of the Fund Deposit would have certain adverse tax consequences, such as causing the Fund no longer to meet RIC status under the Code for federal tax purposes; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; (v) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund, the Adviser and/or Sub-Adviser, have an adverse effect on the Fund or on the rights of the Fund's beneficial owners; or (vi) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes.  Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Funds, the Adviser, the Sub-Adviser, the transfer agent, Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.
Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the "DTC Cut-Off Time") of the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the order is deemed received by the Distributor.
Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered ("Additional Cash Deposit"). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.
To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash is required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction is liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.
Redeeming Creation Units

Fund Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Distributor and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment minus the Transaction Fee. Investors may incur brokerage and other costs in connection with assembling a Creation Unit.
The Cash Redemption Amount may include of a Balancing Amount.
The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the redeeming investor pays the Balancing Amount to the Fund.
The Administrator, in a PCF sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) a list of the names and quantities of the instruments comprising the In-Kind Redemption Basket (subject to possible amendment or correction) to be included in the current Fund Redemption for the Fund. The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day in certain limited circumstances (such as in connection with pending changes to a Fund's Target Index). The Administrator, through the NSCC, also makes available on each Business Day the estimated Cash Redemption Amount (if any) for that day.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received are effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, are deemed received on the next Business Day and are effected at the NAV next determined on such next Business Day. The applicable In-Kind Redemption Basket and the Cash Redemption Amount are transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both: (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date; and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.
Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. markets market that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Funds that invest in foreign securities during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar year 2018, the dates of regular holidays affecting the relevant securities markets are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2018
Australia
January 1	April 2	August 6	December 26
January 26	April 25	October 1
March 30	June 11	December 25

Austria
January 1	May 13	September 24	December 25
January 6	May 21	October 26	December 26
April 2	May 31	November 1
May 1	June 10	December 8
May 10	August 15	December 8

Belgium & Lux.
January 1	May 10	August 15	December 25
April 2	May 11	November 1
May 1	July 21	November 11

Denmark
January 1	April 1	May 10	December 25
March 29	April 2	June 5	December 26
March 30	April 27	December 24	December 31

Finland
January 1	May 1	December 6	December 26
January 6	May 10	December 24	December 31
March 30	June 22	December 25
April 2	June 23	December 25

France
March 25	October 28	December 25	December 26
May 1

Germany
January 1	April 2	May 21	December 26
March 25	May 1	October 3
March 30	May 10	December 25

Hong Kong
January 1	April 2	December 25	December 26
March 30

Italy
January 1	April 2	December 25	December 26
March 30	May 1

Japan
January 1	April 30	July 16	October 8
January 8	May 3	August 11	November 3
February 11	May 4	September 17	November 23
March 21	May 5	September 24	December 23

Netherlands
January 1	March 30	May 21	December 25
March 25	April 2	October 28	December 26

New Zealand
January 1	January 29	April 2	October 22
January 2	February 6	April 25	December 25
January 22	March 30	June 4	December 26

Norway
January 1	April 2	May 17	December 26
March 29	May 1	May 21
March 30	May 10	December 25

Portugal
January 1	May 1	June 13	November 1
March 19	May 6	June 24	December 1
March 30	May 31	August 15	December 8
April 25	June 10	October 5	December 25

Singapore
January 1	May 1	August 9	December 25
March 30

South Korea
January 1	March 1	August 15	October 9
February 16	May 1	September 23	December 25
February 17	May 5	September 24
February 18	June 6	September 25
February 19	June 17	October 3

Spain
March 29	May 31	October 12	December 25
March 30	July 25	November 1
May 1	August 15	December 8

Sweden
January 1	April 2	June 6	December 25
January 6	May 1	June 22	December 26
March 30	May 10	June 23

Switzerland
January 1	April 2	May 21	December 25
January 2	May 10	August 1	December 26
March 30	May 21

UK
January 1	April 2	August 278	December 26
March 25	May 7	October 28
March 30	May 28	December 25

United States
January 1	March 30	September 3	November 22
January 15	May 28	October 8	December 25
February 19	July 4	November 12	January 1, 2019

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. These worst case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible. In calendar year 2018, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles for a Fund as follows:
2018
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/21/2018	1/2/2019	12

Australia	12/21/18	01/02/19	12

Denmark	03/28/18	04/05/18	8
	12/21/2018	1/2/2019	12

Finland	12/21/18	12/31/18	10

Hong Kong	02/14/18	02/26/18	12
	03/29/18	04/09/18	11
	09/28/18	10/10/18	12
	12/21/18	01/02/19	12

Japan	04/27/18	05/07/18	10
	12/28/18	01/08/19	11

Norway	03/28/18	04/05/18	8
	12/21/2018	1/2/2019	12

South Korea	09/21/18	10/01/18	10

Spain	03/28/18	04/05/18	8

Sweden	12/21/18	01/02/19	12

DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. A Fund's NAV per Share is computed by dividing the net assets by the number of Shares outstanding.
TAXATION
Taxation of the Fund
Set forth below is a discussion of certain U.S. federal income tax considerations concerning the Funds and the purchase, ownership, and disposition of a Fund's Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts ("IRAs") and other retirement plans). This discussion is based upon present provisions of the Code and the regulations promulgated thereunder in effect as of the date hereof, and judicial decisions and administrative rulings in existence as of the date hereof, all of which are subject to changes, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund's Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Election to be Taxed as a RIC. Each Fund intends to qualify and to continue to be treated each year as a RIC. A RIC generally is not subject to federal income tax on net income and net capital gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things, satisfy the following requirements:
(a) derive in each taxable year at least 90% of its gross income from: (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTP," as defined below) (the income described in this paragraph (a), "Qualifying Income") ("Income Requirement");
(b) diversify its holdings so that, at the end of each quarter of a Fund's taxable year: (i) at least 50% of the market value its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value its total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in: (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; or (y) the securities of one or more QPTPs (as defined below) ("Diversification Requirement"); and
(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year ("Distribution Requirement").
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
Federal Excise Tax. Amounts not distributed on a timely basis are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all such ordinary income and capital gains that were not distributed in previous years. For this purpose, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that all the Funds will be able to do so.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather ,the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three year look back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Portfolio Transactions
In General.  In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Investments in partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Diversification Requirement, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
For purposes of meeting the Diversification Requirement, the term "outstanding voting securities of such issuer" will include the equity securities of a QPTP.
If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow  or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called ''recapture income,'' will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or ''regular'' corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.
Options, Futures, and Swaps. Investments by a Fund in options, futures, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.
Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market with the result that unrealized gains or losses are treated as though they were realized.
The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.
Transactions in options, futures, and swaps undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.
Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, the Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as passive foreign investment company ("PFIC"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs.

Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT's current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT's cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT's current and accumulated earnings and profits.
Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund's pro rata share of any such taxes will reduce the Fund's return on its investment.  The Fund's investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund — Foreign income tax."  Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund's income from a U.S. REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income.  There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
Constructive Sales. Under certain circumstances, each Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund's holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.
Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term "appreciated financial position" excludes any position that is "marked-to-market."
Fund Distributions
In general. For federal income tax purposes, distributions of investment company taxable income — generally consisting of net investment income, the excess of net short-term (i.e., investments held for one year or less) capital gain over net long-term (see below) capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid —are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or Shares. Distributions of net capital gain — that is, the excess of net long-term capital gains from the sale of investments that a Fund has owned (or is treated as having owned) for more than one year (i.e., long –term capital gains) over net short-term capital losses-that are properly reported by a Fund as capital gain dividends ("Capital Gain Dividends"), whether paid in cash or reinvested in Shares, are taxable at long-term capital gains rates, regardless of how long the shareholder has held the Fund's Shares. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not "qualified dividend income" (see below).
Distributions attributable to the excess of net gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover.
Long-term capital gain rates applicable to individuals are 0% , 15% , 20% or 25% depending on the nature of the capital gain and the individual's taxable income.
Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.
Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.
Distributions by the Funds to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants as ordinary income without regard to the character of the income earned by the qualified plan.
Please consult a tax adviser for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Qualified Dividend Income. "Qualified dividend income" received by an individual shareholder will be taxed at the rates mentioned above applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States); or (b) treated as a PFIC.
Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50 % corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. (Under 2017 legislation commonly known as the "Tax Cuts and Jobs Act", corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017.) Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits.   If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. Shareholders then are entitled either to deduct their share of these taxes in computing taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the information necessary to claim this deduction or credit if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Dividends Declared in December and Paid in January. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Medicare Tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Disposition of Shares
Upon a redemption or sale of Shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his, her or its basis in the Shares. A gain or loss will be treated as capital gain or loss if the Shares are held as capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Any loss realized on a redemption or sale of Shares will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund's Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such Shares.
An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant's aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
A shareholder's cost basis information will be provided on the sale of any of the shareholder's Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.
Backup Withholding
Each Fund may be required to withhold federal income tax ("backup withholding") from dividends paid, capital gains distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if: (1) the shareholder fails to furnish the Fund with the shareholder's correct social security number or other taxpayer identification number and certify that the number is correct; (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding; or (4) the shareholder fails to certify that he or she is a U.S. person. The backup withholding rate is

24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder's federal income tax liability.
In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.
Non-U.S. Shareholders
Dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a "foreign shareholder"), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund's shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).
Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
If a beneficial owner of Shares who is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.
A beneficial holder of Shares who or that is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital gain Dividend and certain other conditions are met.
If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
Under legislation known as "FATCA" (the Foreign Account Tax Compliance Act), a Fund will be required to withhold 30% of the ordinary dividends it pays, and, after December 31, 2018, the gross proceeds of share redemptions and certain capital gain dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as foreign investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS, or with a governmental authority in its own country, in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in a Fund will need to provide a Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a Fund.
Equalization Accounting
Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund distributes its capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise tax. Each Fund may on its tax return treat as a distribution of investment company taxable income ("ICTI") or net capital gain ("NCG"), as the case may be, the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders portion of the Fund's undistributed ICTI and NCG, respectively. This practice, which involves the use of "equalization" accounting, will have the effect of reducing the amount of ICTI and NCG that a Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed ICTI or NCG will be reflected in the value of a Fund's Shares. The total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy. As noted above, investors who purchase Shares shortly before the record date of a distribution will pay the full price for the Shares and then receive some portion of the price back as a taxable distribution.
Tax Shelter Disclosure
Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.
FINANCIAL STATEMENTS
No financial statements are available for the Funds because the Funds have not yet commenced operations.

APPENDIX A: Proxy Voting Guidelines

2018

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

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GLASS LEWIS

Table of Contents

GUIDELINES INTRODUCTION	1

Summary of Changes for the 2018 United States Policy Guidelines	1

A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS ..	3

Election of Directors
Independence	3

Voting Recommendations on the Basis of Board Independence	5

Committee Independence	5

Independent Chair	5

Performance	6

Voting Recommendations on the Basis of Performance .	7

Board Responsiveness	7

The Role of a Committee Chair	8

Audit Committees and Performance	9

Standards for Assessing the Audit Committee	9

Compensation Committee Performance	11

Nominating and Governance Committee Performance	13

Board-Level Risk Management Oversight	15

Environmental and Social Risk Oversight	16

Director Commitments	16

Other Considerations	17

Controlled Companies	18

Significant Shareholders .	19

Governance Following an IPO or Spin-Off	19

Dual-Listed or Foreign Incorporated Companies	20

Mutual Fund Boards	20

Declassified Boards	21

Board Composition and Refreshment	22

Board Gender Diversity	22

Proxy Access	23

Majority Vote for the Election of Directors	23

The Plurality Vote Standard	23

Advantages of a Majority Vote Standard	24

Conflicting Proposals	24

I

TRANSPARENCY AND INTEGRITY IN FINANCIAL REPORTING	25

Auditor Ratification .	25

Voting Recommendations on Auditor Ratification	25

Pension Accounting Issues	26

THE LINK BETWEEN COMPENSATION AND PERFORMANCE	27

Advisory Vote on Executive Compensation ("Say-on-Pay")	27

Say-on-Pay Voting Recommendations	28

Company Responsiveness	29

Pay for Performance	29

Short-Term Incentives	30

Long-Term Incentives	30

Transitional and One-Off Awards	31

Recoupment Provisions ("Clawbacks")	32

Hedging of Stock	32

Pledging of Stock	32

Compensation Consultant Independence	33

CEO Pay Ratio	33

Frequency of Say-on-Pay	34

Vote on Golden Parachute Arrangements	34

Equity-Based Compensation Plan Proposals	34

Option Exchanges	35

Option Backdating, Spring-Loading and Bullet-Dodging	36

Director Compensation Plans	37

Employee Stock Purchase Plans	37

Executive Compensation Tax Deductibility (IRS 162(m) Compliance)	37

GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE	39

Anti-Takeover Measures	39

Poison Pills (Shareholder Rights Plans)	39

NOL Poison Pills	40

Fair Price Provisions	40

Reincorporation	41

Exclusive Forum and Fee-Shifting Bylaw Provisions .	41

Authorized Shares .	42

Advance Notice Requirements	43

Virtual Shareholder Meetings	43

Voting Structure	44

Dual-Class Share Structures	44

II

Cumulative Voting	44

Supermajority Vote Requirements	45

Transaction of Other Business	45

Anti-Greenmail Proposals	45

Mutual Funds: Investment Policies and Advisory Agreements	45

Real Estate Investment Trusts	46

Preferred Stock Issuances at REITs	46

Business Development Companies	46

Authorization to Sell Shares at a Price Below Net Asset Value	46

COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES	48

III

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we've made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2018 UNITED STATES POLICY GUIDELINES

BOARD GENDER DIVERSITY

We have added a discussion of how Glass Lewis considers gender diversity on boards of directors. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the  board lacks representation of diverse director candidates, including those boards which have no female directors.

In 2018, we will not make voting recommendations solely on the basis of the diversity of the board; rather, it will be one of many considerations we make when evaluating companies' oversight structures. Beginning in 2019, however, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. Also, when making these voting recommendations, we will carefully review a company's disclosure of its diversity considerations and may refrain from recommending shareholders vote  against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members, or have disclosed a plan to address the lack of diversity on the board.

DUAL-CLASS SHARE STRUCTURES

We have added a discussion of how Glass Lewis considers dual-class share structures when analyzing a company's governance. Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders and that allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.

With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we have not changed our general approach; however, we will now include the  presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.

BOARD RESPONSIVENESS

In light of evolving investor sentiment, we have clarified that we consider that the board generally has an imperative to respond to shareholder dissent from a proposal at an annual meeting of more than 20% of votes cast — particularly in the case of a compensation or director election proposal.

With regards to companies where voting control is held through a dual-class share structure with dispropor- tionate voting and economic rights, we will carefully examine the  level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a manage- ment proposal, we believe the board should demonstrate an appropriate level of responsiveness.
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VIRTUAL SHAREHOLDER MEETINGS

Glass Lewis is aware that a relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e.  a "hybrid meeting"). However, we also believe that virtual-only meetings have the potential to curb the ability of a company's shareholders to meaningfully communicate with the company's management.

In 2018, we will not make voting recommendations solely on the basis that a company is holding a virtual-only meeting. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we  look for robust disclosure in a company's proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Beginning in
2019, however, Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

DIRECTOR COMMITMENTS

While there is no change to our director overboarding policy, we  have clarified our approach to evaluating outside commitments of directors who serve in executive roles other than CEO (e.g., executive chair). When determining whether to apply our limit of two total board memberships for public executives, we will evaluate the specific duties and responsibilities of their executive role in addition to the company's disclosure regarding that director's time commitments.

CEO PAY RATIO

We have added a discussion of the CEO Pay Ratio disclosure required beginning in 2018. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we believe the pay ratio has the potential to provide additional insight when assessing a company's pay practices, at this time it will not be a determinative factor in our voting recommendations.

PAY FOR PERFORMANCE

While there is no change to our pay-for-performance model, we have added clarification regarding the Glass Lewis grading system. Consistent with previous years, our pay-for-performance grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis. Unlike a school letter grade, however, a "C" does not indicate a significant lapse; rather, a "C" in the Glass Lewis grade system identifies companies where the pay and performance percentile rankings relative to peers are generally aligned.
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A Board of Directors that Serves the Interests of Shareholders

ELECTION OF DIRECTORS

The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a  record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they  make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director's track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director's independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of  the type of  relationship they have with the company:

Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered "current" for purposes of this test.

Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the

1  NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view,  because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.
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company.3 In addition, we view a director who either owns or controls 20% or more of the company's voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of "Material": A material relationship is one in which the dollar value exceeds:

•
$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•
$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director's firm; or

•
1% of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of "Familial" — Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home.  A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual's compensation.

Definition of "Company" — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the  best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of "material."
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than
20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm's annual revenues and the board provides a compelling rationale as to why the director's independence is not affected by the relationship.
6 We will generally take into consideration the size and nature of such charitable entities in relation to the company's size and industry along with any other relevant factors such as the director's role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.
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Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two- thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case  of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair's presence.

In addition, we scrutinize avowedly "independent" chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company's audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing require- ments for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board's considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the "Fees Factor"); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the "Affiliation Factor").

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director's affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.
9 We will recommend voting against an audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.
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according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/ chair  presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the  board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out  the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board's responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in
2002.10 Another study finds that 47 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair  of the governance committee.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We  find that a director's past conduct is often indicative of future conduct and performance. We  often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. "The $112 Billion CEO Succession Problem." (Strategy+Business, Issue 79, Summer 2015).
11  Spencer Stuart Board Index, 2014, p. 23.
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of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or  accounting-related issues, and/or other indicators of mismanagement or  actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director's role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.   A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.12

2.  A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

3.  A director who is also the CEO of a company where a serious  and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.  A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.  All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time  20% or more  of shareholders vote  contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes  from (or vote  AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management's recommendation in the event we determine that the board did not respond appropriately.

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.
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With regards to companies where voting control is held through a dual-class share structure with dispropor- tionate voting and economic rights, we will carefully examine the  level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a manage- ment proposal, we believe the board should demonstrate an appropriate level of responsiveness.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

• Any revisions made to the company's articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•
Any modifications made to the design and structure of  the company's compensation program, as well as an assessment of the company's engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company's say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsive- ness that we examined along with an explanation of how that assessment impacts our current voting recom- mendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair  rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•
If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the "senior director"); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair  but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do  not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
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AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because "[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."13

When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a 'three  legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors' behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said "members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such  expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they  make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.   All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

13 Audit Committee Effectiveness – What Works Best." PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
15 As discussed under the section labeled "Committee Chair," where the recommendation is to vote against the committee chair  but the chair  is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
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2.  The audit committee chair, if the audit committee does not have a financial expert or the committee's financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.  The audit committee chair, if the audit committee did not meet at least four times during the year.

4.  The audit committee chair, if the committee has less than three members.

5.  Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.16

6.  All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.   The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.  All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board ("PCAOB").

9.  All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.   The audit committee chair17 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13. All members of an audit committee at a time when material accounting fraud occurred at the company.19

14. All members of an audit committee at a time  when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director's experience, the size, industry-mix and location of the companies involved and the director's attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.
17 As discussed under the section labeled "Committee Chair," in all cases, if the chair  of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. "Fraudulent Financial Reporting: 1998-2007." May 2010).
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• The restatement involves fraud or manipulation by insiders;

• The restatement is accompanied by an SEC inquiry or investigation;

• The restatement involves revenue recognition;

• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

• The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.  All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for damages.20

20. All members of the audit committee who served since the date of the company's last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet  been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business's long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board's compensation

20 The Council of Institutional Investors. "Corporate Governance Policies," p. 4, April 5, 2006; and "Letter from Council of Institutional Investors to the AICPA," November 8, 2006.
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consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally,  compensation committees are responsible for oversight of internal controls over  the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant's conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring- loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis ("CD&A") report included in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is  also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company's top executives.

When assessing the performance of compensation committees, we will consider recommending that share- holders vote against the following:21

1.   All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there  was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.  All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.22

3.  Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.  All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

21 As discussed under the section labeled "Committee Chair," where the recommendation is to vote against the committee chair  and the chair  is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
22 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say- on-pay proposal.
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5.  All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.  All members of the  compensation committee if excessive employee perquisites and benefits were allowed.

7.   The compensation committee chair  if the compensation committee did not meet during the year.

8.  All  members of the compensation committee when the company repriced options or completed a "self tender offer" without shareholder approval within the past two years.

9.  All members of the compensation committee when vesting of in-the-money options is accelerated.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.   All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.23

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis' philosophy that boards should have diverse backgrounds and  members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
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Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:24

1.   All members of the governance committee25 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal's subject matter.26 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of  the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders' ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.  The governance committee chair,27 when the chair is not independent and an independent lead or presiding director has not been appointed.28

3.  In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.  The governance committee chair, when the committee fails to meet at all during the year.

5.  The governance committee chair, when for two consecutive years the company provides what we consider to be "inadequate" related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.  The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)29 without shareholder approval, or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.   All members of the governance committee during whose  tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company's governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such

24 As discussed in the guidelines section labeled "Committee Chair," where we would recommend to vote against the committee chair  but the chair  is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
27 As discussed in the guidelines section labeled "Committee Chair," if the committee chair  is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair  as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
29 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief offered under that state's laws and rulings.
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right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company's legal expenses in the absence of a court victory (i.e., "fee-shifting" or "loser pays" bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.   All  members of   the  nominating committee, when  the  committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.  The nominating committee chair, if the nominating committee did not meet during the year.

3.  In the absence of a governance committee, the nominating committee chair31 when the chair is not independent, and an independent lead or presiding director has not been appointed.32

4.  The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.33

5.  The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.34

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board's failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company's poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such  financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence

30 As discussed in the guidelines section labeled "Committee Chair," where we would recommend to vote against the committee chair  but the chair  is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
31 As discussed under the section labeled "Committee Chair," if the committee chair  is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest- serving board member on the committee.
32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair  on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.
33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair  on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.
34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair  if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair  when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
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of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization's risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board's role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company's board-level risk committee's poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or  otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL  RISK OVERSIGHT

Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company's overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management's performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company's shareholders, particularly during periods of crisis.  In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director's service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director's board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director's tenure on the boards in question, and the director's attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the  specific duties and responsibilities of that role in determining whether an exception is warranted.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company's board structure and method of disclosure. At some companies, the entire board is charged with risk management.
36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual onboard-related matters during the past year, which it describes as a "historically high level" that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.
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We may also refrain from recommending against certain directors if the company provides sufficient rationale for their  continued board service. The rationale should allow  shareholders to evaluate the scope of the directors' other commitments, as well as their contributions to the board including specialized knowledge of the company's industry, strategy or key  markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

OTHER CONSIDERATIONS

In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.   A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.  A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

3.  A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.  Interlocking directorships: CEOs or other top executives who serve on each  other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.37

5.  All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.38 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.
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Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can  make it difficult to draw on  the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.39

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board's function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.   We do not require that controlled companies have boards that are at least two-thirds independent.
So long as the insiders and/or affiliates are  connected with the controlling entity, we accept the presence of non-independent board members.

2.  The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•
We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

•
Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on  a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.  Controlled companies do not need an independent chair or an independent lead or presiding director.
Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

39 The Conference Board, at p. 23 in its May 2003 report "Corporate Governance Best Practices, Id.," quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."
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Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company's status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the  interests of all shareholders must be protected by ensuring the  integrity and accuracy of the  company's financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Board Responsiveness at Dual-Class Companies

With regards to companies where voting control is held through a dual-class share structure with dispropor- tionate voting and economic rights, we will carefully examine the  level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a manage- ment proposal, we believe the board should demonstrate an appropriate level of responsiveness.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company's voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity's percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering ("IPO") or spin-off should be allowed adequate time to fully  comply with marketplace listing requirements and meet  basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.   The adoption of anti-takeover provisions such as a poison pill or classified board

2.  Supermajority vote requirements to amend governing documents

3.  The presence of exclusive forum or fee-shifting provisions

4.  Whether shareholders can call special meetings or act by written consent

5.  The voting standard provided for the election of directors

6.  The ability of shareholders to remove directors without cause

7.   The presence of evergreen provisions in the Company's equity compensation arrangements
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8.  The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest

In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company's first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time,  long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company's primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company's SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of  a fund's advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.   Size of the board of directors — The board should be made up of between five and twenty directors.

2.  The CFO on the board — Neither the CFO of the fund nor the CFO of the fund's registered investment advisor should serve on the board.

3.  Independence of the audit committee — The audit committee should consist solely of independent directors.

4.  Audit committee financial expert  — At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.   Independence of the board — We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but
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in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into "proposed rule" status. Since mutual fund boards play a vital role  in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.  When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not  conduct the same level of financial review for each investment  company as for an operating company.

3.  Non-independent chair — The SEC has proposed that the chair of the fund board be independent.
We agree that the roles of a mutual fund's chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company's nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that "an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor." (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf.)

4.  Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute's ("ICI") Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds' boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm's valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."41  A subsequent study reaffirmed that classified boards reduce shareholder value, finding "that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth."42

40  Lucian Bebchuk, John  Coates IV, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," 55 Stanford Law Review 885-917 (2002).
41 Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Boards" (2004).
42 Lucian Bebchuk, Alma Cohen  and Charles C.Y. Wang, "Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment," SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
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Shareholders have increasingly come to agree  with this view. In 2016, 92% of S&P 500 companies had declas- sified boards, up from approximately 40% a decade ago.43  Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommenda- tion to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company's value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD COMPOSITION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of  age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board's overall composition, including the diversity of its members, the alignment of the board's areas of expertise with a company's strategy, the board's approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and  not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

BOARD GENDER DIVERSITY

Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights.45 As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.

43 Spencer Stuart Board Index, 2016, p. 14.
44 Lucian Bebchuk, John  Coates IV and Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy".
45 http://www.glasslewis.com/wp-content/uploads/2017/03/2017-In-Depth-Report-Gender-Diversity.pdf.
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In 2018, we will not make voting recommendations solely on the basis of the diversity of the board. Rather, it will be one of many considerations we make when evaluating companies' oversight structures. Beginning in 2019, however, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company's disclosure of its diversity considerations and may refrain from recommending shareholders vote  against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members or have disclosed a plan to address the lack of diversity on the board.

PROXY ACCESS

In lieu of running their  own contested election, proxy access would not only allow  certain shareholders to nominate directors to company boards but  the  shareholder nominees would be included on the company's ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management's proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis' Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2016, 88% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 76% in 2011.46

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote  standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee "wins" the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections."

46 Spencer Stuart Board Index, 2016, p. 12.
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ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director's election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING PROPOSALS

On January 16, 2015, the SEC announced that for the 2015 proxy season it would not  opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H ("SLB 14H") clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.

When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:

• The nature of the underlying issue;

• The benefit to shareholders from implementation of the proposal;

•	The materiality of the differences between the terms of the shareholder proposal and management proposal;

•	The appropriateness of the provisions in the context of a company's shareholder base, corporate structure and other relevant circumstances; and

•
A company's overall governance profile and, specifically, its responsiveness to shareholders as evi- denced by a company's response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

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Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

"The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence."

As such, shareholders should demand an objective, competent and diligent auditor who  performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that "to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement."47

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we  will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management's choice of  auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and  ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

47 "Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury." p. VIII:20, October 6, 2008.
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Reasons why we may not recommend ratification of an auditor include:

1.   When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.  Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.48

3.  When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or  CFO, or  contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.  When audit fees are excessively low, especially when compared with other companies in the same industry.

5.  When the company has aggressive accounting policies.

6.  When the company has poor disclosure or lack of transparency in its financial statements.

7.   Where the auditor limited its liability through its contract with the company or the audit contract requires the  corporation to use alternative dispute resolution procedures without adequate justification.

8.  We also look for other relationships or concerns with the  auditor that might suggest a conflict be- tween the auditor's interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive- compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

48 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.
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The Link  Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board's priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We  recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may  include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company's compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of "against" or "abstain" votes indicates substantial shareholder concern about a company's compensation policies and procedures.

Given the complexity of most companies' compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company's compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company's long-term shareholder value.
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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company's approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company's executive compensation programs including selection and challenging nature of performance metrics;

•	The implementation and effectiveness of the company's executive compensation programs including pay mix and use of performance metrics in determining pay levels;

• The quality and content of the company's disclosure;

• The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company's current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company's compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a  company's compensation program's design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay- for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

• Inappropriate peer group and/or benchmarking issues;

• Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

• Problematic contractual payments, such as guaranteed bonuses;

• Targeting overall levels of compensation at higher than median without adequate justification;

• Performance targets not sufficiently challenging, and/or providing for high potential payouts;

• Performance targets lowered without justification;

• Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
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• Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see "Long-Term Incentives" on page 30).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (20% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While  we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives' pay and company performance against peers selected using Equilar's market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we rank companies based on a grade system. The grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for- performance analysis. Unlike a school letter system, however, the letter "C" in the Glass Lewis grade system does not indicate a significant lapse; rather, a "C" in the Glass Lewis grade system identifies companies where the pay and performance percentile rankings relative to peers are generally aligned. This suggests that the company neither overpays nor underpays its executives relative to its comparator group.

The grades "A" and "B" are also designated to companies which align pay with performance. However, these grades indicate lower compensation levels  relative to the market and to company performance. A "B" grade stems from slightly higher performance levels in comparison to market peers while executives earn relatively less than peers. Receiving an "A" in our analysis shows that the company is paying significantly less than peers while outperforming the comparator group.

A grade of "D" or "F" in our analysis is due to high pay and low performance relative to the comparator group. In our analysis, we differentiate between a disconnect between pay and performance, "D", and a significant disconnect, "F". An "F" grade in our analysis indicates that executives receive significantly higher compensation than peers while underperforming the market.
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We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive ("STI") should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non- financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide  range of metrics, we expect such measures to be appropriately tied to a company's business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore,  we believe it may be reasonable to exclude such information in some cases as long  as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive's pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive
("LTI") plans. These include:

• No re-testing or lowering of performance conditions;

• Performance metrics that cannot be easily manipulated by management;

• Two or more performance metrics;

•	At least one relative performance metric that compares the company's performance to a relevant peer group or index;

• Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not en- couraging excessive risk-taking; and
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• Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company's business. As with short- term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company's performance with multiple metrics serves to provide a more complete picture of the  company's performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company's compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company's pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

TRANSITIONAL AND ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company's regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for any "make-whole" payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.

While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrange- ments. For severance or sign-on arrangements, we may consider the executive's regular target compensation levels or the sums paid to other executives (including the recipient's predecessor, where applicable) in evaluat- ing the appropriateness of such an arrangement.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company's use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company's overall incentive strategy and granting practices, as well as the current operating environment.
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RECOUPMENT PROVISIONS ("CLAWBACKS")

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not  truly earned. We believe such "clawback" policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance- related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure  the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are  employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have "skin-in-the-game" and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and  to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group's significantly more limited influence over a company's stock price. Therefore, we believe that the  issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

• The number of shares pledged;

• The percentage executives' pledged shares are of outstanding shares;
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• The percentage executives' pledged shares are of each executive's shares and total assets;

• Whether the pledged shares were purchased by the employee or granted by the company;

• Whether there are different policies for purchased and granted shares;
• Whether the granted shares were time-based or performance-based;

• The overall governance profile of the company;

•	The volatility of the company's stock (in order to determine the likelihood of a sudden stock price drop);

• The nature and cyclicality, if applicable, of the company's industry;

• The participation and eligibility of executives and employees in pledging;

•	The company's current policies regarding pledging and any waiver from these policies for employees and executives; and

• Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor's total annual revenue; (3) policies and procedures of the  advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, "no one factor should be viewed as a determinative factor." Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

CEO PAY RATIO

As mandated by Section 953(b) of  the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company's pay practices, at this time it will not be a determinative factor in our voting recommendations.
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FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on  executive compensation limits shareholders' ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control trans- actions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards,   when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company's overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan's cost and the company's pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the  biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also
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closely review the choice and use of, and difficulty in meeting, the awards' performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company's size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company's executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

• Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Dilution of annual net share count or voting power, along with the "overhang" of incentive plans, should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

• The expected annual cost of the plan should be proportional to the business's value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results;

• Plans should not permit re-pricing of stock options;

• Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to "inverse" full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the  employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We  are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of  the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
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There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock's value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original "bargain" was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

• Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of  changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more  likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.49

49 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. "LUCKY CEOs." November, 2006.
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Given  the  severe  tax  and legal  liabilities to the  company from backdating, Glass Lewis  will  consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and  appropriate compensation for the  time and effort they spend serving on the  board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and  analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans ("ESPPs") can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a "lookback" feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain "evergreen" provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid  under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under
162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.
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We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company's peers.

The company's record of aligning pay  with performance (as evaluated using  our  proprietary pay-for- performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and  forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.
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Governance Structure and the
Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights  plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide  latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

• The form of offer is not required to be an all-cash transaction;

• The offer is not required to remain open for more than 90 business days;

• The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

• There is no fairness opinion requirement; and

• There is a low to no premium requirement.

Where these  requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
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NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a  limited poison pill in the event  that a  company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a "change of ownership."50 In this case, a company may adopt or amend a poison pill ("NOL pill") in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable "sunset" provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the  prior twelve months and where the  NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of "continuing directors" and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an "interested shareholder" by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the  potential costs of seeking shareholder approval and because of the  restrictions on purchase price for completing a merger or other transaction at a later time.

50 Section 382 of the Internal Revenue Code refers to a "change of ownership" of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the "trafficking" of net operating losses.
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Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of  transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not  the  best route to  achieve  the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

• Is the board sufficiently independent?

• Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a share- holder proposal that received majority shareholder support)?

• Do shareholders have the right to call special meetings of shareholders?

• Are there other material governance issues of concern at the company?

• Has the company's performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis' pay-for-performance analysis during the last three years?

• Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company's place of incorpora- tion in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder's choice of  legal venue are not in the  best interests of shareholders. Such clauses may effectively discourage the  use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should
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be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non- favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair  of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as "fee-shifting" or "loser pays" bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.
Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.  Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.  Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.  Financing for Operations — We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares,  or where the number of shares far exceeds those needed to accomplish a detailed plan,
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we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VIRTUAL SHAREHOLDER MEETINGS

A relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a "hybrid meeting"). However, we also believe that virtual-only meetings have the potential to curb the ability of a company's shareholders to meaningfully communicate with the company's management.

Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board's accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company's proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In 2018, we will not make voting recommendations solely on the basis that a company is holding a virtual-only meeting. Beginning in 2019, however, Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
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VOTING STRUCTURE

DUAL-CLASS SHARE STRUCTURES

Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.

Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of  governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.

We generally consider a dual-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock.

With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we will now include the presence of dual-class share  structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.

When analyzing voting results from meetings of shareholders at companies controlled through dual-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not  adopted a true majority voting standard but have adopted some form
44

of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of  shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

• The terms of any amended advisory or sub-advisory agreement;
• Any changes in the fee structure paid to the investment advisor; and
• Any material changes to the fund's investment objective or strategy.

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
45

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors' diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts ("REITs") provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the "100 Shareholder Test") and no more than 50% of the value of its shares can be held by five or fewer individuals (the "5/50 Test"). At least 75% of a REITs' assets must be in real estate, it must derive
75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as "blank-check preferred stock"). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT's growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies ("BDCs") were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies ("RICs") under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least
90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs  are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value ("NAV"). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:
46

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

• The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company's then-outstanding common stock prior to the issuance); and

•	A majority of the company's independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company's past below-NAV share issuances have benefitted the company.
47

Compensation, Environmental, Social and Governance Shareholder Initialtives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left  to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our  policies concerning compensation, environmental, social  and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.
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DISCLAIMER

This document is intended to provide an overview of Glass Lewis' proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis' experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.
All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis' prior written consent.
© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, "Glass Lewis"). All Rights Reserved.
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Glass, Lewis & Co.

GLASS LEWIS

50

OSI ETF TRUST
File Nos. 811-23167 & 333-212418

PART C
Other Information

Item 28. Exhibits.

The following exhibits are filed herewith, except as noted:

(a)	Agreement and Declaration of Trust

(i)
Certificate of Trust dated April 12, 2016 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A (Filed July 6, 2016) (the "Initial Registration Statement").

(ii)
Amended and Restated Agreement and Declaration of Trust dated December 12, 2016, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(b)	By-laws

(i)	By-Laws effective as of April 12, 2016 are incorporated herein by reference to the Initial Registration Statement.

(c)	Instruments Defining Rights of Security Holders

(i)	Agreement and Declaration of Trust

(a)	Article III, Shares
(b)	Article V, Shareholders' Voting Powers and Meetings
(c)	Article VI, Net Asset Value; Distributions; Redemptions; Transfers
(d)	Article VIII, Certain Transactions: Section 4
(e)	Article X, Miscellaneous: Section 4

(ii)	By-Laws

(a)	Article II, Meetings of Shareholders
(b)	Article VI, Records and Reports: Section 1, 2 and 3
(c)	Article VII, General Matters: Section 3, 4, 6 and 7
(d)	Article VIII, Amendments: Section 1

(iii)	Part B, Statement of Additional Information – Item 22

(d)	Investment Advisory Contracts

(i)
Investment Advisory Agreement dated December 12, 2016 between OSI ETF Trust and O'Shares Investment Advisers, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)
Schedule A to the Investment Advisory Agreement as amended and restated March 17, 2017, filed with Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(ii)	Form of Investment Advisory Agreement dated February 21, 2018 between OSI ETF Trust and O'Shares Investment Advisers, LLC.

(iii)
Investment Sub-Advisory Agreement dated December 12, 2016 between O'Shares Investment Advisers, LLC and Vident Investment Advisory, LLC, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(iv)	Form of Investment Sub-Advisory Agreement dated February 21, 2018 between O'Shares Investment Advisers, LLC and FFCM LLC.

(e)	Underwriting Contracts

(i)
ETF Distribution Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)	Exhibit A to the Distribution Agreement as amended and restated February 21, 2018.

(ii)
ETF Distribution Agreement Novation between OSI ETF Trust and Foreside Fund Services, LLC, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(iii)
Form of Authorized Participant Agreement. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(f)	Bonus or Profit Sharing Contracts

                  Not Applicable.

(g)	Custodian Agreements

(i)
Global Custody Agreement dated December 13, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(a)	Schedule A to the Global Custody Agreement as amended and restated February 21, 2018.

(h)	Other Material Contracts

(i)
Fund Services Agreement dated December 21, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

	(a)	Schedule A to the Fund Services Agreement as amended and restated February 21, 2018.

(ii)
Agency Services Agreement dated December 13, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(a)	Exhibit A to the Agency Services Agreement as amended and restated February 21, 2018.

(iii)
Fund CCO and AMLO Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Officer Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(iv)
Fund CFO/Treasurer Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Officer Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(v)	Form of Sub-License Agreement between OSI ETF Trust and O'Shares Investments Inc.

(i)	Legal Opinion

(i)	Opinion and consent of counsel.

(j)	Other Opinions

(i)
Consent of Independent Registered Public Accounting Firm. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(k)	Omitted Financial Statements

                   Not Applicable.

(l)	Initial Capital Agreements

(m)	Rule 12b-1 Plan

(i)
Distribution Plan, pursuant to Rule 12b-1. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)	Schedule I to the Distribution and Service Plan as amended and restated February 21, 2018.

(n)	Rule 18f-3 Plan

Not Applicable.

(p)	Code of Ethics

(i)
Code of Ethics of OSI ETF Trust. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(ii)
Code of Ethics of O'Shares Investment Advisers, LLC, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(iii)
Code of Ethics of Vident Investment Advisory, LLC, filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(iv)	Code of Ethics of FFCM LLC.

( v )
Code of Ethics of Foreside Financial Group, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(q)	Power of Attorney

(i)
Power of Attorney dated December 12, 2016 for Connor O'Brien, Charles A. Baker, Richard M. Goldman, Jeffrey D. Haroldson and Kevin Beadles. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Indemnification of the Trust's Trustees, officers, adviser, subadviser, distributor, custodian, administrator, transfer agent and accounting services provider against certain stated liabilities is provided for in the following documents:

(a)	Section 9 of the Investment Advisory Agreement

(b)
Section 6 of the Investment Sub-Advisory Agreement, as filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(c)	Section 6 of the ETF Distribution Agreement

(d)
Section 7 of the Global Custody Agreement, as filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(e)
Section 6 of the Fund Services Agreement, as filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(f)
Section 8 of the Agency Services Agreement, as filed with Post-Effective amendment No. 2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(g)	Section 3 of the Fund CCO and AMLO Agreement

(h)	Section 3 of the Fund CFO/Treasurer Agreement

Item 31. Business and Other Connections of the Investment Adviser

(a)	Investment Adviser

O'Shares Investment Advisers, LLC, a Delaware limited liability company, is a federally registered investment adviser with its principal offices located at 60 State Street, Boston, MA 02109. O'Shares Investment Advisers, LLC is primarily engaged in providing investment management services. Additional information regarding O'Shares Investment Advisers, LLC, and information as to the officers and directors of O'Shares Investment Advisers, LLC, is included in its Form ADV, as filed with the SEC (Registration Number 801-108146) and is incorporated herein by reference.

(b)	Subadviser

Vident Investment Advisory, LLC, a Delaware limited liability company, is a federally registered investment adviser with its principal offices located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. Vident Investment Advisory, LLC is primarily engaged in providing investment management services. Additional information regarding Vident Investment Advisory, LLC, and information as to the officers and directors of Vident Investment Advisory, LLC, is included in its Form ADV, as filed with the SEC (Registration Number 801-80534) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)
Foreside Fund Services, LLC (the "Distributor"), whose principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101, is the Registrant's principal underwriter. The Distributor serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AmericaFirst Quantitative Funds
5.	American Beacon Funds
6.	American Beacon Select Funds
7.	ARK ETF Trust
8.	Avenue Mutual Funds Trust
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12.	Bridgeway Funds, Inc.
13.	Brinker Capital Destinations Trust
14.	Center Coast MLP & Infrastructure Fund
15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
16.	Context Capital Funds
17.	CornerCap Group of Funds
18.	Davis Fundamental ETF Trust
19.	Direxion Shares ETF Trust
20.	Eaton Vance NextShares Trust
21.	Eaton Vance NextShares Trust II
22.	EIP Investment Trust
23.	Evanston Alternative Opportunities Fund
24.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
25.	FEG Absolute Access Fund I LLC
26.	Fiera Capital Series Trust
27.	FlexShares Trust
28.	Forefront Income Trust
29.	Forum Funds
30.	Forum Funds II
31.	FQF Trust
32.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
33.	GraniteShares ETF Trust
34.	Guinness Atkinson Funds
35.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
36.	Horizons ETF Trust
37.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
38.	Infinity Core Alternative Fund
39.	Ironwood Institutional Multi-Strategy Fund LLC
40.	Ironwood Multi-Strategy Fund LLC
41.	John Hancock Exchange-Traded Fund Trust
42.	Manor Investment Funds
43.	Miller/Howard Funds Trust
44.	Miller/Howard High Income Equity Fund
45.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
46.	OSI ETF Trust
47.	Palmer Square Opportunistic Income Fund
48.	Partners Group Private Income Opportunities, LLC
49.	PENN Capital Funds Trust
50.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
51.	Pine Grove Alternative Institutional Fund
52.	Plan Investment Fund, Inc.
53.	PMC Funds, Series of Trust for Professional Managers
54.	Quaker Investment Trust
55.	Renaissance Capital Greenwich Funds
56.	RMB Investors Trust (f/k/a Burnham Investors Trust)
57.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
58.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
59.	Salient MF Trust
60.	SharesPost 100 Fund
61.	Sound Shore Fund, Inc.
62.	Steben Alternative Investment Funds
63.	Steben Select Multi-Strategy Fund
64.	Strategy Shares
65.	The 504 Fund (f/k/a The Pennant 504 Fund)
66.	The Chartwell Funds
67.	The Community Development Fund
68.	The Relative Value Fund
69.	Third Avenue Trust
70.	Third Avenue Variable Series Trust
71.	TIFF Investment Program
72.	Transamerica ETF Trust
73.	Turner Funds
74.	U.S. Global Investors Funds
75.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
76.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
77.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
78.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
79.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
80.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
81.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
82.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
83.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
84.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
85.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
86.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
87.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
88.	Wakefield Managed Futures Strategy Fund, a Series of Wakefield Alternative Series Trust
89.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
90.	Wintergreen Fund, Inc.
91.	WisdomTree Trust

(b)	The directors and officers of the Registrant's principal underwriter are:

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

(a)  O'Shares Investment Advisers, LLC, 1010 Sherbrooke Street West, Suite 2510, Montreal, Canada, H3A, 2R7, for records relating to the Trust and O'Shares Investment Adviser, LLC's function as investment adviser;

(b)  Vident Investment Advisory, LLC, 300 Colonial Center Parkway, Suite 330, Roswell, GA 30076, for records relating to its function as subadviser;

(c)  JPMorgan Chase Bank, N.A., One Beacon Street, 20th Floor, Boston, MA 02108, for records relating to its function as administrator, fund accountant and transfer agent;

(d)  JPMorgan Chase Bank, N.A., One Beacon Street, 20th Floor, Boston, MA 02108, for records relating to its function as custodian; and

(e)  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, for records relating to its function as principal underwriter.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and State of Massachusetts, on the 30 th day of April , 2018.

OSI ETF Trust

/s/ Kevin Beadles
Kevin Beadles, President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Kevin Beadles
Kevin Beadles	President and Secretary	April 30 , 2018

/s/ Connor O'Brien
Connor O'Brien	Trustee	April 30 , 2018

/s/ Richard M. Goldman*
Richard M. Goldman	Trustee	April 30 , 2018

/s/ Charles A. Baker*
Charles A. Baker	Trustee	April 30 , 2018

/s/ Jeffrey D. Haroldson*
Jeffrey D. Haroldson	Trustee	April 30 , 2018

/s/ Joshua G. Hunter
Joshua G. Hunter	Treasurer	April 30 , 2018

*By:	/s/ Kevin Beadles
Kevin Beadles
Attorney-in-Fact

(Pursuant to Power of Attorney, previously filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement and incorporated herein by reference)

INDEX TO EXHIBITS

Exhibit No.	Exhibit
EX-99.d.ii	Form of Investment Advisory Agreement dated February 21, 2018 between OSI ETF Trust and O'Shares Investment Advisers, LLC.
EX-99.d.iv.	Form of Investment Sub-Advisory Agreement dated February 21, 2018 between O'Shares Investment Advisers, LLC and FFCM LLC.
EX-99.e.i.a.	Exhibit A to the Distribution Agreement as amended and restated February 21, 2018.
EX-99.g.i.a.	Schedule A to the Global Custody Agreement as amended and restated February 21, 2018.
EX-99.h.i.a.	Schedule A to the Fund Services Agreement as amended and restated February 21, 2018.
EX-99.h.ii.a.	Exhibit A to the Agency Services Agreement as amended and restated February 21, 2018.
EX-99.h.v.	Form of Sub-License Agreement between OSI ETF Trust and O'Shares Investments Inc.
EX-99.i.i.	Opinion and consent of counsel.
EX-99.m.i.a.	Schedule I to the Distribution and Service Plan as amended and restated February 21, 2018.
EX-99.p.iv.	Code of Ethics of FFCM LLC.